As filed with the Securities and Exchange Commission on September 11, 2009

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐
(Check Appropriate Box or Boxes)

RS Variable Products Trust

(Exact Name of Registrant as Specified in Charter)

388 Market Street

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (800) 766-3863

TERRY R. OTTON c/o RS Investments 388 Market Street San Francisco, California 94111	Copies to: TIMOTHY W. DIGGINS, Esq. Ropes & Gray LLP One International Place Boston, MA 02110-2624
(Name and Address of Agent for Service)

As soon as practicable after this Registration Statement becomes effective.

(Approximate Date of Proposed Public Offering)

Class I shares

(Title of Securities Being Registered)

It is proposed that this filing will become effective on October 12, 2009, pursuant to Rule 488.

The Registrant has registered an indefinite amount of its shares of beneficial interest under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon Rule 24f-2, no filing fee is being paid at this time.

This registration statement relates solely to the sale of shares of RS Large Cap Alpha VIP Series.

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

3900 Burgess Place

Bethlehem, Pennsylvania 18017-9097

[•], 2009

Dear Guardian Variable Annuity Contract or Variable Life Insurance Policy Owner:

We are writing to let you know that a meeting of the shareholders of RS Large Cap Value VIP Series (the “Value Series”) , a series of RS Variable Products Trust (the “Trust”), will be held on                     , 2009, at 9:00 a.m., Pacific Time, at the office of the Trust at 388 Market Street, 17th Floor, San Francisco, California 94111 (the “Meeting”). Although The Guardian Insurance & Annuity Company, Inc. (“GIAC”) is the only shareholder of the Value Series, you, as an owner of record of a variable annuity contract or variable life insurance policy with amounts allocated to the Value Series (a “Contract Owner”), have the right to instruct GIAC as to the manner in which shares of the Value Series attributable to your variable annuity contract or variable life insurance policy should be voted. Details about the Meeting and ways that you can submit your voting instructions to GIAC are included in the enclosed Prospectus/Proxy Statement.

At the meeting, shareholders of the Value Series will be asked to approve the merger of the Value Series into RS Large Cap Alpha VIP Series (the “Alpha Series” and, collectively with the Value Series, the “Series”), both of which are series of the Trust. Both the Value Series and the Alpha Series are offered only as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by GIAC. Shares of the Value Series would be exchanged at net asset value for shares of the Alpha Series. RS Investment Management Co. LLC (“RS Investments”) serves as the investment adviser to both Series. The Board of Trustees of the Trust, including all of the independent Trustees, has unanimously approved the reorganization of the Value Series into the Alpha Series.

As a Contract Owner, you are being asked to provide your voting instructions on the merger. The attached proxy materials provide more information about the merger and a voting instruction card is enclosed. YOUR VOTING INSTRUCTIONS ON THE PROPOSAL ARE IMPORTANT. PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED VOTING INSTRUCTIONS CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

We’ve highlighted below some answers to questions that you may have about the proposal. The enclosed Prospectus/Proxy Statement provides you with detailed information about this reorganization proposal.

Q: How will the proposed reorganization benefit contract or policy owners?

Both the Value Series and the Alpha Series invest principally in large cap stocks selected for their value characteristics.

The Value Series normally invests at least 80% of its net assets in equity securities of large-capitalization companies (those with a capitalization of at least $3 billion at the time of initial purchase). It may invest up to 20% of its net assets in foreign issuers. UBS Global Asset Management (Americas) Inc. serves as its sub-adviser and makes day-to-day investment decisions.

The Alpha Series normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be large-cap companies. RS Investments currently considers a company to be a large-cap company if its market capitalization is within the range of the Russell 1000® Index as of the most recent preceding June 30. The Series will typically invest principally in equity securities but may invest any portion of its assets in debt securities and other income-producing securities. It may invest any portion of its assets in securities of issuers located anywhere in the world. It may at times, but will not necessarily, invest a substantial portion of its assets in securities of companies that RS Investments considers to be principally engaged in natural resources industries. Day-to-day investment decisions are made by the RS Value Group of RS Investments.

The reorganization would provide contract holders of the Value Series an opportunity to invest in a fund with a similar program, while potentially offering:

Strength and depth of management. The Alpha Series has experienced better investment returns than the Value Series, and is more highly rated by Morningstar. Although the RS Value Group has a brief track record managing the Alpha Series, it has a significant depth of experience managing other value-oriented mutual funds, including RS Partners VIP Series and RS Value VIP Series. Although many of the Value Group’s investments have tended to be principally in mid- and small-cap companies, the Group has significant experience in analyzing and selecting large-cap investments.

Anticipated lower expenses. The Alpha Series is significantly larger than the Value Series, and the expenses of the Alpha Series are lower than those of the Value Series. The Alpha Series pays a management fee at an annual rate of 0.50% of its average daily net assets, and last year had a total expense ratio of 0.56%. The Value Series pays a management fee at an annual rate of 0.78% of its average daily net assets, and last year had a total expense ratio of 0.95%.

The reorganization is expected to be a tax-free event for U.S. federal income tax purposes and, accordingly, no gain or loss [should/will] be recognized by you or the Value Series for federal income tax purposes directly as a result of the reorganization. Provided that the Variable Contracts qualify as life insurance or annuity contracts under applicable provisions of the Internal Revenue Code of 1986, as amended, the reorganization will not be a taxable event for contract owners regardless of the tax status of the reorganization.

Q: Who will pay for the proposed reorganization?

The costs of the reorganization will be divided between the two Series based on the expected relative benefits of the reorganization to each Series’ shareholders.

Q: How do I provide my voting instructions?

As the named owner of any shares you beneficially own, GIAC is seeking your instructions on how it should vote those shares on your behalf.

We encourage you to use one of the following easy options today to record your voting instructions promptly:

1.	Telephone. You may provide your voting instructions by telephone by calling the toll free number listed on the enclosed voting instruction card and by following the prerecorded information. Please have your soliciting materials, including the control number on your voting instruction card, available.

2.	Internet. You may provide your voting instructions by using the Internet by logging onto the Internet address located on the enclosed voting instruction card and following the instructions on the website. Please have your soliciting materials, including the control number on your voting instruction card, available.

3.	Mail. You may provide your voting instructions by mail by signing, dating, and mailing the enclosed voting instruction card in the postage-prepaid return envelope provided.

We appreciate your careful consideration of the proposal described in the enclosed Prospectus/Proxy Statement. If you have any questions, please call us at [(800) 221-3253].

Remember, your voting instructions are important to us, no matter the value of your contract or policy. Please take this opportunity to provide your voting instructions. We look forward to receiving your voting instructions.

Sincerely,

[Name]
[Title]
The Guardian Insurance & Annuity Company, Inc.

YOUR VOTING INSTRUCTIONS ARE IMPORTANT. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE. CONTRACT OWNERS ARE URGED TO PROMPTLY SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD(S) IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

RS VARIABLE PRODUCTS TRUST

RS Large Cap Value VIP Series

388 Market Street

San Francisco, California, 94111

NOTICE OF MEETING OF SHAREHOLDERS

TO BE HELD ON [MEETING DATE], 2009

NOTICE IS HEREBY GIVEN of a Meeting of Shareholders (the “Meeting”) of RS Large Cap Value VIP Series, a series of RS Variable Products Trust (the “Trust”), that will be held at the offices of the Trust set forth above on [MEETING DATE], 2009, at 9:00 a.m. (San Francisco time), to consider and vote on the following:

1. Approval of the Agreement and Plan of Reorganization providing for the transfer of all of the assets of RS Large Cap Value VIP Series to RS Large Cap Alpha VIP Series, another series of the Trust, in exchange for shares of RS Large Cap Alpha VIP Series and the assumption by RS Large Cap Alpha VIP Series of all of the liabilities of RS Large Cap Value VIP Series, and the distribution of such shares to the shareholders of RS Large Cap Value VIP Series in complete liquidation of RS Large Cap Value VIP Series, all as described in the attached Prospectus/Proxy Statement.

2. Any other business that may properly come before the Meeting or any postponement or adjournment thereof.

The proposed reorganization is described in the attached Prospectus/Proxy Statement, and the form of Agreement and Plan of Reorganization is attached as Appendix A to the Prospectus/Proxy Statement.

The Board of Trustees of the Trust has fixed the close of business on [RECORD DATE], 2009, as the record date for the Meeting. Shareholders of record are entitled to notice of, and to vote at, the Meeting.

By Order of the Board of Trustees,

BENJAMIN L. DOUGLAS
Secretary

[•], 2009

Your voting instructions are important. Each contract and policy owner is requested to complete, sign, date, and promptly return the enclosed voting instruction card.

Preliminary Prospectus/Proxy Statement dated September 11, 2009

The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

[•], 2009

RS Variable Products Trust

RS Large Cap Value VIP Series

388 Market Street

17th Floor

San Francisco, CA 94111

(1-800-221-3253)

PROSPECTUS/PROXY STATEMENT

This Prospectus/Proxy Statement is being furnished in connection with a meeting (the “Meeting”) of shareholders of RS Large Cap Value VIP Series (the “Value Series”), a series of RS Variable Products Trust (the “Trust”), an open-end investment company, to be held at the offices of the Trust set forth above on [MEETING DATE], 2009, at 9:00 a.m., San Francisco time. At the Meeting, shareholders of the Value Series will be asked to approve the Agreement and Plan of Reorganization, dated [PLAN DATE], 2009, pursuant to which the Value Series will be merged into RS Large Cap Alpha VIP Series (the “Alpha Series”), another series of the Trust (the “Reorganization”) (the Value Series and the Alpha Series are sometimes referred to herein as the “Series”).

All shares of the Value Series are owned of record by separate accounts (the “Separate Accounts”) of Guardian Insurance & Annuity Company, Inc. (“GIAC”) and are offered only as investment options under variable annuity and variable life insurance contracts (“Variable Contracts”) issued by GIAC.

GIAC has informed the Trust as follows: Contract Owners are being asked to provide their voting instructions on the Reorganization. Contract Owners are eligible to provide voting instructions for use at the Meeting if, at the close of business on [RECORD DATE] (the “Record Date”), they owned a Variable Contract and some or all of the value of the Variable Contract was allocated for investment in the Value Series. GIAC will vote the Value Series shares attributable to a Contract Owner’s Variable Contract in accordance with the voting instructions provided by the Contract Owner if properly provided in a timely manner. If a voting instruction card is signed and dated, but gives no voting instructions, GIAC will vote the shares FOR the Proposal. GIAC will vote the Value Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC will accept voting instructions up until the close of business on [DATE]. Contract Owners may revoke their voting instructions by submitting a subsequent voting instruction card up until the close of business on [DATE].

The mailing address of the Trust is 388 Market Street, 17th Floor, San Francisco, California 94111. Solicitation of voting instructions by personal interview, mail, and telephone may be made by employees of GIAC or its affiliates (who will receive no compensation therefor in addition to their regular salaries). In addition, the firm of Broadridge Financial Solutions, Inc. (“Broadridge”) has been retained to assist in the solicitation of voting instructions at a cost that is not expected to exceed $20,000 (with an additional $5,200 expected to be incurred in printing and mailing expenses), although actual costs may be substantially higher. The costs of the Reorganization will be divided between the two Series based on the expected relative benefits of the Reorganization to each Series’ shareholders; such costs may include, for example, legal and administrative expenses, and costs associated with the preparation, filing, printing, and mailing of this Proxy Statement and any related materials, the solicitation of voting instructions (including the fees and expenses of Broadridge), and conducting the Meeting.

Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

As of the Record Date, there were [        ] total outstanding Class I shares of the Value Series. Only Class I shares of the Value Series are currently outstanding.

Please read this Prospectus/Proxy Statement carefully and keep it for future reference. This Prospectus/Proxy Statement and related soliciting materials are first being made available on or about [•], 2009.

A Statement of Additional Information dated [•], 2009, relating to this Prospectus/Proxy Statement (the “Merger SAI”) has been filed with the Securities and Exchange Commission (the “SEC”) and is hereby incorporated into this Prospectus/Proxy Statement by reference.

The following documents have been filed with the SEC and have been incorporated by reference into the Merger SAI:

•	the Statement of Additional Information of the Trust, dated May 1, 2009, as supplemented from time to time, to the extent that it relates to the Alpha Series and the Value Series;

•

the audited financial statements of the Alpha Series and the Value Series and related reports of auditors relating to the Series for the fiscal year ended December 31, 2008, included in the Annual Reports to Shareholders of each of the Alpha Series and the Value Series; and

•

the unaudited financial statements of the Alpha Series and the Value Series for the fiscal period ended June 30, 2009, included in the Semi-Annual Reports to Shareholders of each of the Alpha Series and the Value Series.

For a free copy of any of the documents listed above relating to the Series or the Trust, Contract Owners may call 1-800-221-3253 or write to the Trust at the address listed on the cover of this Prospectus/Proxy Statement. Contract Owners also may obtain the Series’ Prospectuses, the Trust’s Statement of Additional Information, the Series’ Annual Reports, and the Series’ Semi-Annual Reports by accessing the Internet site for the Series at www.guardianinvestor.com.

Text-only versions of all of the foregoing Series documents can be viewed online or downloaded from the EDGAR database without charge on the SEC’s Internet site at www.sec.gov. Shareholders and Contract Owners can review and copy information about the Series and the Trust by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102. Shareholders and Contract Owners can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS/PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RS VARIABLE PRODUCTS TRUST. THIS PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFERING BY RS VARIABLE PRODUCTS TRUST IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

I. QUESTIONS AND ANSWERS REGARDING THE REORGANIZATION.

The following questions and answers provide an overview of key features of the proposed Reorganization. You may also obtain a copy of the Series’ prospectuses and statement of additional information, or ask any question about the Reorganization or this Prospectus/Proxy Statement generally, by calling 1-800-221-3253.

1. What transaction is being proposed?

The Board of Trustees of the Trust (the “Board of Trustees”) has unanimously approved an Agreement and Plan of Reorganization between the Value Series and the Alpha Series (the “Agreement and Plan of Reorganization”), a form of which is attached to this Prospectus/Proxy Statement as Appendix A. Pursuant to the terms of the Agreement and Plan of Reorganization, the Value Series will transfer all of its assets to the Alpha Series in exchange for shares of the Alpha Series, and the assumption by the Alpha Series of all the liabilities of the Value Series. Following the transfer, Class I shares of the Alpha Series will be distributed to shareholders of the Value Series pro rata in accordance with their respective percentage ownership interests of Class I shares of the Value Series on the closing date, which is expected to be on or around [CLOSING DATE], 2009 (the “Closing Date”). The Value Series will then be liquidated and dissolved. These events, collectively, are referred to in this Prospectus/Proxy Statement as the “Reorganization”.

It is intended that, as a result of the proposed Reorganization, each Value Series shareholder will receive, without paying any sales charges and on a tax-free basis (for federal income tax purposes), a number of full and fractional shares of the Alpha Series with an aggregate net asset value equal to the aggregate net asset value of the shares of the Value Series held by such shareholder immediately prior to the closing of the Reorganization.

If shareholders of the Value Series do not approve the Reorganization, the Board of Trustees may consider possible alternative arrangements in the best interests of Value Series, its shareholders, and the related Contract Owners.

2. Why is the Reorganization being proposed?

Both the Value Series and the Alpha Series invest principally in large cap stocks selected for their value characteristics.

The Value Series normally invests at least 80% of its net assets in equity securities of large-capitalization companies (those with a capitalization of at least $3 billion at the time of initial purchase). It may invest up to 20% of its net assets in foreign issuers. UBS Global Asset Management (Americas) Inc. serves as its sub-adviser and makes day-to-day investment decisions.

The Alpha Series normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be large-cap companies. RS Investments currently considers a company to be large-cap if its market capitalization is within the range of the Russell 1000® Index as of the most recent preceding June 30. The Series will typically invest principally in equity securities but may invest any portion of its assets in debt securities and other income-producing securities. It may invest any portion of its assets in securities of issuers located anywhere in the world. It may at times, but will not necessarily, invest a substantial portion of its assets in securities of companies that RS Investments considers to be principally engaged in natural resources industries. Day-to-day investment decisions are made by the RS Value Group of RS Investments.

The reorganization would provide Contract Owners of the Value Series an opportunity to invest in a fund with a similar program, while potentially offering:

Strength and depth of management. The Alpha Series has experienced better investment returns than the Value Series, and is more highly rated by Morningstar. Although the RS Value Group has a brief track record managing the Alpha Series, it has a significant depth of experience managing other value-oriented mutual fund, including among others RS Partners VIP Series and RS Value VIP Series. Although many of the Value Group’s investments have tended to be principally in mid- and small-cap companies, the Group has significant experience in analyzing and selecting large-cap investments.

Anticipated lower expenses. The Alpha Series is significantly larger than the Value Series, and the expenses of the Alpha Series are lower than those of the Value Series. The Alpha Series pays a management fee at an annual rate of 0.50% of its average daily net assets, and last year had a total expense ratio of 0.56%. The Value Series pays a management fee at an annual rate of 0.78% of its average daily net assets, and last year had a total expense ratio of 0.95%.

3. How do the investment objectives, principal investment strategies, and policies of the Value Series compare to those of the Alpha Series?

The investment objective, principal investment strategies, and principal investments of the Value Series and the Alpha Series are similar and are summarized briefly below; a more detailed description of the Series’ investment objective and strategies is set out in Appendix B.

Value Series	Alpha Series
Objective: To maximize total return, consisting of capital appreciation and current income.	Objective: Long-term capital appreciation.

Principal Investment Strategies: The Series invests principally in equity securities of U.S. large-capitalization companies at the time of initial purchase.

RS Investments, the Series’ investment adviser, has engaged UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) to act as subadviser to the Series. In selecting securities, UBS Global AM focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. In this context, the fundamental value of a given security is UBS Global AM’s assessment of what a security is worth. The Series will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, UBS Global AM bases its estimates of value upon economic, industry and company analysis, as well as upon a company’s management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security’s value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. The Series will generally only invest in stocks that at the time of purchase are contained in its benchmark.

Benchmarks are indexes composed of securities that serve as standards of measurement for making risk and performance comparisons to actively managed investment portfolios. The Series’ benchmark, the Russell 1000® Value Index, plays an important role in UBS Global AM’s investment process. UBS Global AM attempts to add value by employing various strategies of overweighting and underweighting broad country, sector, and other factors, such as market capitalization, volatility, and earnings yield, relative to the benchmark.

Principal Investment Strategies: The Series seeks to deliver positive risk-adjusted returns relative to the Series benchmark. This incremental risk-adjusted return versus the benchmark is often referred to as “alpha.” The Series invests in securities that RS Investments believes are undervalued. The Series will normally invest most of its assets in equity securities of large-capitalization companies. The Series may invest in securities of issuers located anywhere in the world and may invest any portion of its assets outside the United States.

In evaluating equity investments for the Series, RS Investments employs a return-on-capital analysis, combining balance sheet and cash flow analysis. RS Investments may perform a number of analyses in considering whether to buy or sell as stock, including, for example:

•        performing fundamental research focusing on business analysis;

•        observing how management allocates capital;

•        striving to understand the unit economics of the business of a company;

•        studying the cash flow rate of return on capital employed;

•        discerning the sources and the uses of cash;

•        considering how management is compensated; and

•        asking how the stock market is pricing the entire company.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Series, RS Investments may purchase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Although UBS Global AM may consider the factors described above in purchasing or selling investments for the Series, UBS Global AM may purchase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Series may hold a substantial portion of its assets in cash or cash equivalent instruments, including shares of an affiliated investment company, although it will not necessarily do so.

The Series may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

Principal Investments: The Series normally invests at least 80% of its net assets in equity securities of large-capitalization companies. The Series defines such companies as those with a capitalization of at least $3 billion at the time of initial purchase. However, the Series may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Series is not required to dispose of the security. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock, preferred stock, initial public offerings, shares of investment companies including ETFs, convertible securities, warrants and rights.

The Series may invest up to 20% of its net assets in foreign issuers. The Series may, but will not necessarily, use forward foreign-currency exchange contracts, enter into contracts for the purchase or sale for future delivery of foreign currencies, or purchase and write put and call options on foreign currencies to try to manage the Series’ exposure to changes in currency exchange rates.

As a temporary defensive strategy, the Series may invest some or all of its assets in debt obligations, including U.S. government securities, investment grade corporate bonds, commercial paper, repurchase agreements, and cash equivalents.

Principal Investments: The Series normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be large-cap companies. RS Investments currently considers a company to be large-cap if its market capitalization is within the range of the Russell 1000® Index as of the most recent preceding June 30. As of June 30, 2008, the market capitalization of companies in the Russell 1000® Index ranged between approximately $550.4 million and $474.3 billion.

The Series will typically invest principally in equity securities but may invest any portion of its assets in debt securities and other income-producing securities. The Series may at times, but will not necessarily, invest a substantial portion of its assets in securities of companies that RS Investments considers to be principally engaged in natural resources industries. The Series may invest a portion of its assets in master limited partnership (“MLP”) units, including MLPs engaged primarily in natural resources industries.

The Value Series and the Alpha Series have adopted certain fundamental investment policies. Fundamental investment policies cannot be changed as to a Series without the consent of the holders of a majority of the outstanding voting securities of the Series, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”); other investment policies can be changed without such consent of shareholders of the Value Series or the Alpha Series, as applicable. The Series’ fundamental investment policies are identical.

For more information regarding any of the Alpha Series’ investment policies and restrictions, see the Statement of Additional Information relating to this Prospectus/Proxy Statement.

4. How do the fees and expenses of the Value Series compare to those of the Alpha Series, and what are they estimated to be following the Reorganization?

As shown in the expense tables below, the management fees paid to RS Investments are lower for the Alpha Series than for the Value Series. Also as shown in the expense tables, total annual fund operating expenses of the Alpha Series are currently lower than the total annual fund operating expenses of the Value Series. After the Reorganization, the total annual fund operating expense ratios for the Alpha Series on a pro forma combined basis are expected to be lower than the total annual fund operating expense ratios would be of the Value Series if the Reorganization did not take place.

Neither the Value Series nor the Alpha Series impose an initial or contingent deferred sales charge upon purchase of shares, or a redemption fee upon sale of a Series’ shares.

The following tables show the expenses associated with an investment in the Value Series and the Alpha Series, and the fees and expenses paid by the Value Series and the Alpha Series for their fiscal years ended December 31, 2008. They also show pro forma fees and expenses for the Alpha Series for the year ended December 31, 2008, assuming that the Reorganization had occurred as of December 31, 2007. The examples following the tables will help you compare the cost of investing in the Value Series or the Alpha Series currently with the estimated cost of investing in the Alpha Series on a pro forma combined basis. Except as otherwise noted, the information in the Annual Fund Operating Expenses tables is based on amounts incurred during a Series’ most recent fiscal year, as expressed as a percentage of average net assets during the fiscal year.

Except as otherwise noted, the information in the table is based on amounts incurred during the Series’ most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. The decline in a Series’ average net assets over the past year or more due to market volatility and other factors will cause the Series’ expense ratios for the Series’ current fiscal year to be higher than the expense information presented. For example, based on average net assets during the seven months ended July 31, 2009, the Total Annual Fund Operating Expenses of the Value Series are estimated to be 1.04%, and the Total Annual Fund Operating Expenses of the Alpha Series are estimated to be 0.59%. Assuming that the Reorganization had occurred as of December 31, 2008, the pro forma fees and expenses for the combined Series for the seven months ended July 31, 2009 are estimated to be 0.59%. The foregoing estimated expense ratios do not include the expenses incurred by the Series in connection with the Reorganization.

The tables do not reflect the fees and expenses relating to any Variable Contract. Please refer to the prospectus for the Variable Contract for information regarding fees and expenses relating to the Variable Contract.

	Value Series	Alpha Series	Alpha Series (pro forma)
Shareholder Fees (paid directly from an investment)	None.	None.	None.

Annual Fund Operating Expenses

(expenses deducted from Series assets as a percentage of average daily assets)

Series	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Value Series	0.78%	N/A	0.17%	0.95%
Alpha Series	0.50%	N/A	0.06%	0.56%
Alpha Series (pro forma)*	0.50%	N/A	0.06%	0.56%

*	Pro forma expenses do not reflect expenses relating to the Reorganization.

Examples

These examples will help you compare the cost of investing in shares of the Value Series with the cost of investing in shares of the Alpha Series and the estimated cost of investing in shares of the Alpha Series assuming consummation of the Reorganization. The examples assume that you invest $10,000 for the time periods indicated. The examples also assume that your investment has a 5% return each year, and that the Series’ operating expenses are the same as those shown above under “Total Annual Operating

Expenses.” All expense information is based on the information set out in the tables above, including pro forma expense information for the Alpha Series. Your actual costs may be higher or lower than those shown below. Based on these assumptions, your costs would be as shown in the table below.

Series	One Year	Three Years	Five Years	Ten Years
Value Series	$97	$303	$525	$1,166
Alpha Series	$57	$179	$313	$701
Alpha Series (pro forma)	$57	$179	$313	$701

5. How have the Series performed?

The charts and tables below provide some indication of the risk of investing in the Value Series and the Alpha Series by showing changes in each Series’ performance from year to year, and by comparing each Series’ returns with those of broad measures of market performance. The first bar chart shows changes in the performance of the Class I shares of the Value Series for the past five calendar years; the second bar chart shows changes in the performance of the Class I shares of the Alpha Series for the past ten calendar years. The Average Annual Total Returns tables below compare the Series’ performance with certain broad-based market indices. The RS Value Group began managing the Alpha Series on March 30, 2009; performance for that Series for periods prior to that time were achieved by other portfolio management teams. The returns in the bar chart and the table do not reflect the fees and expenses relating to any Variable Contract that offers the Series. If they did, the returns would be lower than those shown. Generally, the calculations of total return in the chart and table assume the reinvestment of all dividends and capital gain distributions. The Value Series is the successor to The Guardian UBS VC Large Cap Value Fund, and the Alpha Series is the successor to The Guardian Stock Fund, each mutual funds with substantially similar investment objectives, strategies, and policies to those of the Value Series and the Alpha Series, respectively. The performance of the Class I shares of each Series provided in the chart and table below includes the performance of the respective predecessor funds for periods prior to October 9, 2006. a SERIES’ PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN EITHER OF THE Series. NEITHER the Value Series NOR the Alpha Series MAY ACHIEVE ITS INVESTMENT OBJECTIVE. EACH Series’ PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN. NO ASSURANCE CAN BE GIVEN THAT The Alpha Series WILL ACHIEVE ANY PARTICULAR LEVEL OF PERFORMANCE AFTER THE REORGANIZATION.

Value Series – Annual Return for Class I Shares

(calendar year-end)

For periods shown in bar chart:

Best Quarter: Fourth Quarter 2004, 9.39%

Worst Quarter: Fourth Quarter 2008, -25.70%

More Recent Returns (1/1/09 – [9/30/09]): [        ]%

Alpha Series – Annual Return for Class I Shares

(calendar year-end)

For periods shown in bar chart:

Best Quarter: Fourth Quarter 1999, 25.63%

Worst Quarter: First Quarter 2001, -20.69%

More Recent Returns (1/1/09 – [9/30/09]): [        ]%

Value Series – Average Annual Total Returns

For Periods Ended December 31, 2008:

	1 Year	5 Years	Since Inception (2/3/03)
Class I Shares	-40.26%	-2.43%	2.66%
Russell 1000 Value Index* (reflects no deduction for fees, expenses, or taxes)	-36.85%	-0.79%	4.18%

Alpha Series – Average Annual Total Returns

For Periods Ended December 31, 2008:

	1 Year	5 Years	10 Years	Since Inception (4/13/83)
Class I Shares	-29.62%	1.00%	-1.62%	9.94%
Russell 1000 Value Index* (reflects no deduction for fees, expenses, or taxes)	-36.85%	-0.79%	1.36%	N/A
S&P 500 Index** (reflects no deduction for fees, expenses, or taxes)	-37.00%	-2.19%	-1.38%	9.92%

*	The Russell 1000 Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000 Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecast growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Series, the index does not incur fees or expenses.

**	The S&P 500 Index is an unmanaged market-capitalization-weighted index of 500 securities designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 securities representing all major industries. Index results assume the reinvestment of dividends paid on the securities constituting the index. Unlike the Series, the index does not incur fees or expenses. Since inception performance of the index is measured from March 31, 1983, the month end prior to the Series’ commencement of operations. The Series has changed its benchmark from the S&P 500 Index to the Russell 1000 Value Index because RS Investments believes the Russell 1000 Value Index is more representative of the Series’ investment universe.

It is expected that the Alpha Series will be the accounting successor in the Reorganization; therefore, its historical performance would carry over to the combined Series for accounting purposes if the Reorganization occurs.

6. Who manages the Alpha Series?

RS Investments, the Value Series’ investment adviser, is also the investment adviser of the Alpha Series. RS Investments has engaged as investment subadviser for the Value Series UBS Global Asset Management (Americas) Inc., which is responsible for the day-to-day investment management of the Value Series. With respect to the Alpha Series, the RS Value Group within RS Investments provides day-to-day investment management services. The portfolio managers of the Series are:

Value Series	Alpha Series
Thomas M. Cole, CFA	MacKenzie B. Davis, CFA
Thomas Digenan, CFA	David J. Kelley
Scott Hazen, CFA	Joseph Mainelli
John Leonard, CFA	Andrew P. Pilara, Jr.
Kenneth L. Settles Jr., CFA
Joseph A. Wolf

The RS Value Group began managing the Alpha Series on March 30, 2009.

7. What are the principal risks of an investment in the Alpha Series and how do they compare with those of the Value Series?

Except as noted below, the principal risks of the Alpha Series are similar to the principal risks associated with an investment in the Value Series.

A Contract Owner could lose some or all of its investment in the Value Series or the Alpha Series. Among the principal risks of investing in either the Value Series or the Alpha Series, which could adversely affect the Series’ net asset values and total returns, are:

•	Equity Securities Risk. The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

•	Investment Style Risk. A mutual fund investing principally in value style stocks may at times under-perform other mutual funds that invest more broadly or that have different investment styles.

•

Overweighting Risk. Overweighting investments in an industry or group of industries increases the risk of loss because the stocks of many or all of the companies in the industry or group of industries may decline in value due to developments adversely affecting the industry or group of industries.

•

Underweighting Risk. If the Series underweights its investment in an industry or group of industries, the Series will participate in any general increase in the value of companies in that industry or group of industries less than if it had invested more of its assets in that industry or group of industries.

•

Foreign Securities Risk. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

•

Cash Position Risk. To the extent that the Series holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Series to meet its objective may be limited.

•

Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

The following is a principal risk of the Value Series only:

•

Derivatives Risk. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Series may not be able to close out a derivative transaction at a favorable time or price.

The following are principal risks of the Alpha Series only:

•

Portfolio Turnover Risk. Frequent purchases and sales of portfolio securities may result in higher Series expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income. In addition, to the extent that the Series’ shares are held by an asset allocation fund, reallocations of the asset allocation fund’s investments may cause the Series to have to sell portfolio securities to honor redemption requests or to invest large amounts of cash at times when it would not otherwise do so, which could have adverse effects on the Series’ performance, accelerate the realization of taxable income to shareholders, and increase transaction costs.

•	Debt Securities Risk. The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer’s credit quality.

•

Natural Resources Investment Risk. Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations. The Series may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. The Series’ investments in MLPs may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code, and it is possible that such investments could cause the Series to fail to qualify for favorable tax treatment under the Code.

For additional discussion of these principal risks, and for discussion of other risks of the Series, please see Appendix B.

8. What Alpha Series shares will shareholders of the Value Series receive if the Reorganization occurs?

The Separate Accounts as shareholders of the Value Series will receive Class I shares in the Alpha Series in return for their Class I shares of the Value Series.

9. Do the procedures for purchasing, redeeming, and exchanging shares of the two Series differ?

No. The procedures for purchasing and redeeming shares of each Series, and for exchanging shares of each Series for shares of other series of the Trust, are identical. All purchases, redemptions, and exchanges by Contract Owners are made through Separate Accounts, which are the record owners of the Series’ shares.

For additional information regarding the policies and procedures of the Alpha Series, please see Appendix B.

10. What are the federal income tax consequences of the Reorganization?

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Please see “II. PROPOSAL: REORGANIZATION OF THE VALUE SERIES INTO THE ALPHA SERIES – Federal Income Tax Consequences” for additional information. Provided that the Variable Contracts qualify as life insurance or annuity contracts under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Reorganization will not be a taxable event for Contract Owners regardless of the tax status of the Reorganization.

11. Who will pay for the Reorganization?

The fees and expenses for the transaction are estimated to be approximately $210,000, including legal and accounting expenses, portfolio transfer taxes (if any), brokerage commissions and other transaction costs associated with repositioning the Series’ portfolios (both before and after the Reorganization), and other similar expenses incurred in connection with the Reorganization. The costs of the Reorganization will be divided between the two Series based on the expected relative benefits of the Reorganization to each Series’ shareholders including, generally, brokerage costs avoided by each of the Series (in connection with the sale of its securities in the case of the Value Series, and the purchase of securities in the case of the Alpha Series), and each Series’ estimated savings for one year under the anticipated post-Reorganization expense ratios of the combined Series. The estimated costs of the Reorganization to be borne by the Value Series and the Alpha Series are approximately $191,800 and $18,200, respectively.

It is anticipated that a portion of the portfolio securities of the Value Series will be sold in connection with the Reorganization prior to the Closing Date, and that a portion of the portfolio securities received from the Value Series in the Reorganization will subsequently be sold by the Alpha Series. Shareholders of the Value Series and the Alpha Series will indirectly bear brokerage commissions and other transaction costs typically associated with the purchase and sale of securities in connection with such portfolio repositioning. The estimate of brokerage commissions and other transaction costs included in the estimate for the transaction set forth in the paragraph above is based on market conditions and portfolio holdings at the time the portfolio is repositioned and may be higher or lower than the range stated above.

II. PROPOSAL: REORGANIZATION OF THE VALUE SERIES INTO THE ALPHA SERIES.

Terms of The Proposed Reorganization.

If approved by shareholders of the Alpha Series, the Reorganization is expected to occur on or around the Closing Date, or such other date as the parties may agree, under the Agreement and Plan of Reorganization.

The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization and is qualified in its entirety by the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Appendix A. For a more complete understanding of the Agreement and Plan of Reorganization, you should read Appendix A.

•

The Value Series will transfer all of its assets and have its liabilities assumed by the Alpha Series in exchange for Class I shares of the Alpha Series, with an aggregate net asset value equal to the net value of the transferred assets and assumed liabilities. The liabilities consist of all of the Value Series’ liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date.

•

The assets and liabilities of the Value Series and the Alpha Series will be valued as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date, using the valuation policies and procedures for the Alpha Series, which are identical to the valuation policies and procedures for the Value Series.

•

The Class I shares of the Alpha Series received by the Value Series will be distributed to the Separate Accounts as shareholders of the Value Series pro rata based on their ownership of Class I shares of the Value Series, in full liquidation of the Value Series.

•

After the Reorganization, Variable Contract amounts allocated by Contract Owners to subaccounts investing in the Value Series will be reallocated to subaccounts investing in the Alpha Series. The Value Series’ affairs will be wound up, and the Value Series will be liquidated.

•

The Reorganization requires approval by shareholders of the Value Series and satisfaction of a number of other conditions; the Reorganization may be terminated at any time by mutual agreement of the Series and under certain other circumstances.

Alpha Series Shares.

If the Reorganization occurs, the Separate Accounts, as shareholders of the Value Series, will receive Class I shares of the Alpha Series. Alpha Series shares that Value Series shareholders will receive will have the following characteristics:

•

They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s Class I shares of the Value Series as of the business day before the Closing Date, as determined using the Trust’s valuation policies and procedures.

•	Class I shares of both the Value Series and the Alpha Series do not impose sales charges.

Factors Considered by the Board of Trustees.

The Trustees (including those Trustees who are not “interested persons” as defined by the 1940 Act) of the Trust, at a meeting held on September 2, 2009, evaluated and considered the proposal to reorganize the Value Series into the Alpha Series (as previously defined, the “Reorganization”). As part of their review process, the Independent Trustees were represented by independent legal counsel. In the course of their evaluation, the Trustees reviewed materials received from RS Investments, independent legal counsel, and other information made available to them about the Series. The Trustees were provided with information both in writing and during oral presentations made at that meeting, including, among other things, historical performance information, historical expense ratios, and the projected expense ratio of the Alpha Series following the Reorganization. The Trustees approved the Reorganization at the September 2, 2009 meeting.

Based upon their review, the Trustees, including all of the Independent Trustees, unanimously concluded that it was in the best interests of both Series that the Reorganization be approved and that the interests of both Series’ shareholders would not be diluted as a result of the Reorganization. In reaching this conclusion, no single factor was determinative in the Trustees’ analysis, but rather the Trustees considered a variety of factors. The Trustees considered:

•

that the combination of the two Series will provide Value Series Contract Owners an opportunity to continue to invest in a diversified portfolio of large capitalization stocks selected for their value focus;

•

that, although the RS Value Group, which makes day-to-day investment decisions for the Alpha Series, has managed the Alpha Series for only a brief period of time, it has a significant depth of experience managing other value-oriented mutual funds, and that, although the Group’s investments have tended to be principally in mid- and small-cap companies, the Group has significant experience in analyzing and selecting large-cap investments.

•

that the Alpha Series is larger than the Value Series and pays management fees at a lower rate, and has a lower expense ratio than the Value Series, and is anticipated to have a lower expense ratio than the Value Series currently has after the Reorganization;

•

that RS Investments believes that it is unlikely that the Value Series will increase substantially in size in the foreseeable future from the sale of additional shares, and so the Value Series is unlikely to achieve further economies of scale or cost savings that often accompany increases in a mutual fund’s size;

•	potential alternative arrangements for the Value Series, including liquidation of the Series and attendant brokerage costs that would be incurred in connection with a liquidation;

•

the costs relating to the Reorganization expected to be borne by the Alpha Series and the potential benefits of the Reorganization to shareholders of the Alpha Series, including the opportunity the Reorganization affords to the Alpha Series to acquire a substantial portfolio of investments without incurring a portion of the brokerage costs of purchasing the securities on the open market;

•

that all liabilities and obligations of the Value Series of any kind whatsoever, whether absolute, accrued, contingent, or otherwise, in existence on the Closing Date, will be assumed by the Alpha Series; and

•

that, if the separate accounts investing in the Trust are properly structured under the insurance company provisions of federal tax law, as RS Investments believes is the case, the Reorganization will not be a taxable event for Contract Owners regardless of the tax status of the Reorganization, and that in any case the Reorganization is expected to be tax-free for federal income tax purposes.

A vote of shareholders of the Alpha Series is not needed to approve the Reorganization.

Federal Income Tax Consequences.

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Ropes & Gray LLP will deliver to each Series an opinion, and the closing of the Reorganization will be conditioned on receipt of such an opinion, substantially to the effect that, while the matter is not free from doubt, on the basis of existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules, and court decisions, all as in force as of the date of the opinion, for federal income tax purposes:

•

The Reorganization [will] constitute a reorganization within the meaning of Section 368(a) of the Code, and the Value Series and the Alpha Series [will] each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

Under Sections 361 and 357(a) of the Code, no gain or loss [will] be recognized by the Value Series upon the transfer of its assets to the Alpha Series in exchange for the Alpha Series shares and the assumption by the Alpha Series of the Value Series’ liabilities, or upon the distribution of Alpha Series shares by the Value Series to the Separate Accounts, as shareholders, in liquidation;

•

Under Section 354 of the Code, no gain or loss [will] be recognized by the Separate Accounts, as shareholders of the Value Series, on the distribution of Alpha Series shares to them in exchange for their Value Series shares;

•

Under Section 358 of the Code, the aggregate tax basis of the Alpha Series shares that the Value Series Separate Accounts receive as shareholders in exchange for their Value Series shares [will] be the same as the aggregate basis of the Value Series shares exchanged therefor;

•

Under Section 1223(1) of the Code, the holding period of the Separate Accounts as shareholders in the Value Series for the Alpha Series shares received pursuant to the Agreement and Plan of Reorganization [will] be determined by including the holding period for the Value Series shares exchanged therefor, provided that the Separate Accounts as shareholders held the Value Series shares as a capital asset on the date of the exchange;

•

Under Section 1032 of the Code, no gain or loss [will] be recognized by the Alpha Series upon receipt of the assets transferred to it pursuant to the Agreement and Plan of Reorganization in exchange for Alpha Series shares and the assumption by the Alpha Series of the liabilities of the Value Series;

•

Under Section 362(b) of the Code, the Alpha Series’ tax basis in the assets that the Alpha Series receives from the Value Series [will] be the same as the Value Series’ tax basis in such assets immediately prior to such exchange;

•	Under Section 1223(2) of the Code, the Alpha Series’ holding period in such assets [will] include the Value Series’ holding period in such assets; and

•

Under Section 381 of the Code, the Alpha Series [will] succeed to the capital loss carryovers of the Value Series, if any, but the use by the Alpha Series of any such capital loss carryovers (and of capital loss carryovers of the Alpha Series) may be subject to limitation under Sections 381, 382, 383, and 384 of the Code and the regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

The opinion will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions. Each Series has agreed to make and provide additional representations to tax counsel with respect to each Series that are reasonably requested by tax counsel. A Series may not waive in any material respect the receipt of the tax opinions as a condition to the confirmation and to the reorganization.

Prior to the closing of the Reorganization, the Value Series will, and the Alpha Series may, declare a distribution to their respective Separate Accounts as shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of the investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing of the Reorganization.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any Contract Owner. Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S., and other tax laws.

Comparison of Service Providers.

The Series have the same service providers. It is not expected that any service providers to the Alpha Series would change as a result of the Reorganization. Additional information regarding the Alpha Series’ service providers is available in the Merger SAI.

Existing and Pro Forma Capitalization.

The following tables show on an unaudited basis as of July 31, 2009, (i) the capitalization of the Value Series and the Alpha Series, and (ii) the pro forma capitalization of the Alpha Series, as adjusted, giving effect to the proposed Reorganization:

	Value Series	Alpha Series	Pro Forma Adjustments*	Pro Forma Combined Portfolio**
Net asset value (000s)
Class I	$31,186	$774,642	$(210)	$805,618
Net asset value per share
Class I	$7.47	$29.98	$0.00	$29.98
Shares outstanding (000s)
Class I	4,173	25,837	(3,139)	26,871

*	Adjustments reflect the expenses incurred in conjunction with the Reorganization.

**	Assumes the Reorganization was consummated on July 31, 2009, and is for information purposes only.

The capitalizations of the Value Series and the Alpha Series, and consequently the pro forma capitalization of the combined Series, are likely to be different at the effective time of the Reorganization as a result of market movements and daily share purchase and redemption activity, as well as the effects of other ongoing operations of the Value Series and the Alpha Series prior to the completion of the Reorganization.

Additional Information.

Additional information applicable to the Value Series and the Alpha Series is included in Appendix B. Additional information applicable to the Alpha Series can also be found in the Merger SAI.

THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

III. VOTING INFORMATION.

The Board of Trustees has fixed the close of business on [RECORD DATE] as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Quorum and Required Vote

The Trust’s Agreement and Declaration of Trust provides that forty percent (40%) of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter at a meeting. This means that at least 40% of the Value Series’ shares entitled to vote on a Reorganization must be represented at the Meeting either in person or by proxy. Because GIAC is the only shareholder of the Value Series, the presence of GIAC at the Meeting in person or by proxy will meet the quorum requirement for the Value Series.

Approval of the Reorganization requires the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Value Series, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Value Series or (2) 67% or more of the shares of the Value Series present at a meeting if more than 50% of the outstanding shares of the Value Series are represented at the Meeting in person or by proxy. A vote of shareholders of the Alpha Series is not needed to approve the Reorganization.

Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the Trust to act as inspectors of election for the Meeting. The inspectors of election will count the total number of votes cast “for” approval of the proposals for purposes of determining a quorum and whether a sufficient number of affirmative votes have been cast.

Voting Instruction Process

The following information is being furnished by GIAC for the information of Contract Owners.

Contract Owners may provide voting instructions by mail, by filling out and returning the enclosed voting instruction card. If you are eligible to give voting instructions for more than one Variable Contract, you must submit separate voting instructions for each Variable Contract to provide instructions for all of the shares in which you have an interest.

To submit voting instructions by mail, please mark, sign, date and return all of the enclosed voting instruction card(s), as applicable, following the instructions printed on the card. If you are an individual Contract Owner, please sign exactly as your name appears on the voting instruction card when you provide your voting instructions. Any owner or holder of a Variable Contract may sign the voting instruction card, but the signer’s name must exactly match a name that appears on the card.

Contract Owners may also provide their voting instructions by telephone or by using the Internet. To provide voting instructions via automated telephone service, call the toll-free number listed on your voting instruction card. To provide voting instructions via the Internet, log on to the Internet address located on your voting instruction card.

As the Meeting date approaches, Contract Owners may receive a telephone call from a representative of Broadridge, the Trust’s proxy solicitor, if their voting instruction card(s) have not yet been received. Voting instructions that are obtained telephonically will be recorded in accordance with the procedures described below.

In all cases where a voting instruction is solicited, the Broadridge representative is required to ask for each Contract Owner’s full name and address, or the zip code or employer identification number, and to confirm that the Contract Owner has received the proxy materials in the mail. If the Contract Owner is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Broadridge, then the Broadridge representative has the responsibility to explain the process, read the Proposal listed on the proxy or voting instruction card and ask for the Contract Owner’s instructions on the Proposal. Although the

Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Contract Owner how to vote, other than to read any recommendation set forth in this Proxy Statement. Broadridge will record the Contract Owner’s instructions on the card. Within 72 hours, the Contract Owner will be sent a letter or mailgram to confirm his or her instruction and asking the Contract Owner to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation. Contract Owners can contact Broadridge at [1-XXX-XXX-XXXX] with any additional questions.

Method of Tabulation

Votes will be tabulated by the inspectors of election appointed for the Meeting. GIAC has informed the Value Series that it will vote its shares in accordance with the voting instructions for the Value Series actually received from Contract Owners in the separate accounts through which it offers variable annuity contracts; it will vote Value Series shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions; and it will vote Value Series shares that it owns directly due to its contributions or accumulations in the separate accounts through which it offers variable annuities in the same proportion as the shares for which it does receive voting instructions. Due to proportional voting, a relatively small number of Contract Owners may determine the outcome of a vote.

Distributor’s Address.

The address of the Value Series’ distributor is Guardian Investor Services LLC (“GIS”), 7 Hanover Square, New York, New York 10004. GIS is also the distributor of the Alpha Series and will remain the distributor of the Alpha Series after the proposed Reorganization.

Share Ownership.

As of [RECORD DATE], 2009, the Value Series had [        ] issued and outstanding voting shares. As of [RECORD DATE], 2009, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Value Series and the Alpha Series, both beneficially and of record.

As of [RECORD DATE], 2009, the following shareholders and, based on information provided by GIAC, Contract Owners owned of record or beneficially five percent or more of the Value Series or the Alpha Series:

Shareholder Name and Address	Number of Shares Owned	Percentage of Outstanding Shares Owned	Percentage of Outstanding Shares of Alpha Series Owned Upon Consummation of the Reorganization
Value Series

[ ]	[ ]	[ ]	[ ]

Alpha Series

[ ]	[ ]	[ ]	[ ]

GIAC may be deemed to be a control person of the Value Series and the Alpha Series by virtue of record ownership of substantially all of the Series’ shares through the Separate Accounts. [No Contract Owner was known to the Trust to own beneficially 5% or more of either Series’ outstanding shares as of that date.]

Adjournments; Other Business.

If sufficient votes to approve the Proposal have not been received, GIAC may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. GIAC will vote all shares for which it is entitled to vote for the Proposal in its discretion so as to facilitate the approval of the Proposal. GIAC will vote against any such adjournment those shares for which instructions have been received to vote against the Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Series.

The Board of Trustees knows of no business to be brought before the Meeting other than the Proposal. However, if any other matters properly come before the Meeting, it is the intention of GIAC to vote on such other matters according to its judgment.

Date of Receipt of Shareholders’ Proposals for Subsequent Meetings of Shareholders

The Trust’s Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 2009. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to the printing and sending of soliciting materials.

IV. INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Additional information about the Alpha Series is included in the Merger SAI dated [•], 2009, the Statement of Additional Information of the Trust dated May 1, 2009, and the Series’ annual and semiannual reports to shareholders, all of which have been filed with the SEC under the Securities Act of 1933. Copies of these materials may be obtained without charge by calling 1-800-221-3253.

Proxy and other soliciting material, reports, proxy and information statements, registration statements and other information filed by the Trust can be inspected and copied at the SEC’s public reference facilities located at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 3 World Financial Center, Suite 400, New York, NY, 10281; 33 Arch Street, 23rd Floor, Boston, MA 02110; 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326; 801 Brickell Avenue, Suite 1800, Miami, FL 33131; 1801 California Street, Suite 1500, Denver, CO 80202; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036; 44 Montgomery Street, Suite 2600, San Francisco, CA 94104; 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604; and The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of                         , 2009, by and between RS Variable Products Trust, a Massachusetts business trust (the “Trust”), on behalf of its RS Large Cap Alpha VIP Series (the “Acquiring Fund”), and on behalf of its RS Large Cap Value VIP Series (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds,” and each a “Fund”). The capitalized terms used herein shall have the meanings ascribed to them in this Agreement.

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation for purposes of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Class I shares (the “Acquiring Fund Shares”) of beneficial interest, no par value per share, of the Acquiring Fund; (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (iii) the distribution, after the closing date contemplated by Section 3.1 (the “Closing Date”), of the Acquiring Fund shares, pro rata to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. and its subsidiaries (collectively “GIAC”), which fund variable annuity and variable life insurance contracts and are the sole shareholders of record of the Acquired Fund (the “Acquired Fund Shareholders”), and the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. Before the Closing Date, the Acquired Fund will declare and pay to the Acquired Fund Shareholders a dividend or dividends in an amount such that it will have distributed (i) the sum of (a) its net investment income and (b) the excess of its net short-term capital gains over net long-term capital losses, and (ii) the excess of its net long-term capital gains over its net short-term capital losses, all as described in Section 6.6.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND

1.1.	Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a)	The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, on the Closing Date, all of the properties and assets, subject to liabilities, of the Acquired Fund as set forth in Section 1.2.

(b)

The Acquiring Fund shall, on the Closing Date, (i) issue and deliver to the Acquired Fund the number of Acquiring Fund Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund, less the amount of the liabilities of the Acquired Fund, computed in the manner and as of the time and date set forth in Section 2.2, by (B) the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in Section 2.3, and (ii) assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent, or otherwise, in existence on the Closing Date. Such transactions shall take place at the closing provided for in Section 3 (the “Closing”).

(c)	Upon consummation of the transactions described in subsections (a) and (b) above, the Acquired Fund in complete liquidation shall distribute to Acquired Fund Shareholders of record as of the Closing Date the Acquiring Fund Shares received by it. Each Acquired Fund Shareholder shall be entitled to receive that number of Acquiring Fund Shares equal to the total of (i) the number of shares of the Acquired Fund held by such shareholder divided by the number of shares of the Acquired Fund outstanding on such date multiplied by (ii) the total number of Acquiring Fund Shares received by the Acquired Fund.

1.2.	The assets of the Acquired Fund to be acquired by the Acquiring Fund shall include, without limitation, all cash, securities, commodities and futures interests, dividends and interest receivable, receivables for shares sold and all other properties and assets which are owned by the Acquired Fund on the Closing Date and any deferred expenses or prepaid expenses, other than any unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

1.3.	As provided in Section 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will liquidate and distribute to Acquired Fund Shareholders of record the Acquiring Fund Shares received by the Acquired Fund as contemplated by Section 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund Shareholders and representing the respective number of the Acquiring Fund Shares due to such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.4.	With respect to the Acquiring Fund Shares distributable pursuant to Section 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date (as defined in Section 2.4 of this Agreement), the Acquiring Fund will not permit such shareholder to receive Acquiring Fund Share certificates therefor, exchange such Acquiring Fund Shares for shares of other series of the Trust, effect an account transfer of such Acquiring Fund Shares, or pledge or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund Shares or, in the event of lost certificates, posted adequate bond.

1.5.	As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and thereafter.

1.6.	Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Acquired Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Trust, and, for clarity, under no circumstances will any other series of the Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

2.	VALUATION AND VALUATION DATE

2.1.	On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of Acquiring Fund Shares (including fractional shares, if any) determined as provided in Section 1.

2.2.	The value of the Acquired Fund’s net assets will be computed as of the Valuation Date using the valuation procedures for the Acquiring Fund set forth in the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) and the Acquiring Fund’s then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”).

2.3.	The net asset value of an Acquiring Fund Share shall be the net asset value per share of the Acquiring Fund computed as of the Valuation Date using the valuation procedures for the Acquiring Fund set forth in the Declaration of Trust and the Acquiring Fund Prospectus.

2.4.	The Valuation Date shall be 4:00 p.m. Eastern time, and after the declaration of any dividends by the Acquired Fund, on the business day immediately preceding the Closing Date, or such earlier date as may be mutually agreed upon in writing by the parties hereto (the “Valuation Date”).

2.5.	The Acquiring Fund shall issue the Acquiring Fund Shares to the Acquired Fund on one or more share deposit receipts registered in the name of the Acquired Fund. The Acquired Fund shall distribute in liquidation the Acquiring Fund Shares received by it hereunder to Acquired Fund Shareholders as contemplated by Section 1.1, by redelivering such share deposit receipts to the Trust’s transfer agent which will as soon as practicable set up open accounts for Acquired Fund Shareholders in accordance with written instructions furnished by the Acquired Fund. Immediately after the close of business on the Valuation Date, the share transfer books of the Acquired Fund will be closed and no further transfers of Acquired Fund shares will be made.

2.6.	The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments (as defined in Section 4.1 of this Agreement) and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

2.7.	All computations of value shall be made by the pricing agent for the Acquiring Fund, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund using the valuation procedures set forth in the Declaration of Trust and the Acquiring Fund Prospectus.

3.	CLOSING AND CLOSING DATE

3.1.	The Closing Date shall be , 2009, or at such other date to which the parties may agree. The Closing shall be held at the offices of Ropes & Gray LLP, One International Place, Boston, MA 02110, at 9:00 a.m. Eastern Time or at such other time and/or place as the parties may agree.

3.2.	The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to the custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the custodian for the Acquiring Fund.

3.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the Valuation Date, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other party.

3.4.	At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Trust, on behalf of the Acquired Fund. The Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that the Acquiring Fund Shares issuable pursuant to Section 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited pro rata to open accounts in the names of Acquired Fund Shareholders as provided in Section 1.3.

3.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

4.	REPRESENTATIONS AND WARRANTIES

4.1.	Representations and Warranties of the Trust, on behalf of the Acquired Fund.

The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Acquired Fund. The Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)	The Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act.

(c)	The Acquired Fund is not in violation in any material respect of any provisions of the Declaration of Trust or the Trust’s Bylaws, as amended (the “Bylaws”) or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)	The Acquired Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)	At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2.

(f)	Except as otherwise disclosed to the Acquiring Fund, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquired Fund, threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Trust nor the Acquired Fund knows of any facts which might form the basis for the institution of such proceedings and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(g)

The statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio investments (indicating their market values) of the Acquired Fund at, as of, and for the fiscal year ended December 31, 2008, audited by PricewaterhouseCoopers LLP, independent registered public accounting firm to the Acquired Fund, and the unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio investments (indicating their market values) of the Acquired Fund at, as of, and for the period ended June 30, 2009, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition, results of operations, and changes in net assets of the Acquired Fund as of such dates and for the periods then ended in accordance with accounting principles generally accepted in the United States consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since June 30, 2009.

(h)	Since June 30, 2009, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness (other than in the ordinary course of business). For purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or redemptions shall be deemed to be in the ordinary course of business.

(i)	As of the Closing Date: (i) all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been timely filed and true, correct and complete in all material respects as of the time of their filing; (ii) all taxes (if any) of the Acquired Fund which are due and payable on such returns or reports or on any assessments received by the Acquired Fund shall have been timely paid or the timely payment thereof shall have been provided for; (iii) the Acquired Fund is not liable for taxes of any person other than itself and is not a party to any tax sharing or allocation agreement; (iv) all of the Acquired Fund’s tax liabilities will have been adequately provided for on its books; and (v) to the best of the Trust’s or the Acquired Fund’s knowledge, the Acquired Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised, and it is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(j)	For each taxable year of its operation (including for the taxable year ending on the Closing Date), the Acquired Fund has met, and will continue to meet at all times through the Closing Date, the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has computed or will compute, as applicable, its U.S. federal income tax under Section 852 of the Code.

(k)	The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (i) or (j) of this Section 4.1.

(l)

The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Trust may authorize from time to time. The outstanding shares of beneficial interest of the Acquired Fund as of the Closing Date each have the characteristics described in the Acquired Fund Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 3.4. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (except as set forth in the Acquired Fund Prospectus), and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding.

(m)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(n)	The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of the Trust and by all other necessary trust action on the part of the Trust and the Acquired Fund, other than shareholder approval as required by Section 8.1 hereof, and subject to such shareholder approval, this Agreement constitutes the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(o)	The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Acquired Fund Shareholders as provided in Section 1.1(c).

(p)	The information relating to the Acquired Fund furnished by the Trust and the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(q)

As of the date of this Agreement, the Trust and the Acquired Fund have provided the Acquiring Fund with information relating to the Acquired Fund reasonably necessary for the preparation of a prospectus, including the proxy statement of the Acquired Fund (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Trust (the “Registration Statement”), in compliance with the 1933 Act, the

Securities Exchange Act of 1934, as amended, (the “1934 Act”) and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(r)	There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement.

(s)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(t)	As of both the Valuation Date and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Acquired Fund, and without any restrictions upon the transfer thereof, including such restrictions as might arise under the 1933 Act. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its portfolio investments as of June 30, 2009 referred to in Section 4.1(g) hereof, as supplemented with such changes as the Acquired Fund shall make after June 30, 2009, which changes shall be disclosed to the Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.

(u)	The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(v)	To the best of the Trust’s and the Acquired Fund’s knowledge, all of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

4.2.	Representations and Warranties of the Trust, on behalf of the Acquiring Fund.

The Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)	The Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act.

(c)	The Acquiring Fund is not in violation in any material respect of any provisions of the Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)	The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not and will not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)

Except as otherwise disclosed to the Acquired Fund, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquiring Fund, threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Trust nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(f)	The statement of assets and liabilities, statement of operations, statement of changes in net assets, and schedule of portfolio investments (indicating their market values) of the Acquiring Fund at, as of and for the fiscal year ended December 31, 2008, audited by PricewaterhouseCoopers LLP, independent registered public accounting firm to the Acquiring Fund, and the unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets, and schedule of portfolio investments (indicating their market values) of the Acquiring Fund at, as of and for the period ended June 30, 2009, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition, results of operations, and changes in net assets of the Acquiring Fund as of such date and for the period then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2009.

(g)	Since June 30, 2009, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness (other than in the ordinary course of business). For purposes of this subparagraph (g), changes in portfolio securities, changes in the market value of portfolio securities or redemptions shall be deemed to be in the ordinary course of business.

(h)	As of the Closing Date, (i) all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been timely filed and true, correct and complete in all material respects as of the time of their filing; (ii) all taxes (if any) of the Acquiring Fund which are due and payable on such returns or reports or on any assessments received by the Acquiring Fund shall have been timely paid or the timely payment thereof shall have been provided for; (iii) the Acquiring Fund is not liable for taxes of any person other than itself and is not a party to any tax sharing or allocation agreement; (iv) all of the Acquiring Fund’s tax liabilities will have been adequately provided for on its books; and (v) to the best of the Trust’s or the Acquiring Fund’s knowledge, the Acquiring Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised, and it is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(i)	For each taxable year of its operation (including for the current taxable year ending on December 31, 2009), the Acquiring Fund has met, and will continue to meet at all times through the Closing Date, the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has computed or will compute, as applicable, its U.S. federal income tax under Section 852 of the Code

(j)	The Acquiring Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (h) or (i) of this Section 4.2.

(k)	The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund as of the Closing Date each have the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund, including the Acquiring Fund Shares issued hereunder, are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.

(l)	The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of the Trust and by all other necessary trust action on the part of the Trust and the Acquiring Fund, and constitute the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(m)	The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(n)	As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(o)	There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectus or in the Registration Statement.

(p)	The books and records of the Acquiring Fund made available to the Acquired Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(q)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws.

5.	COVENANTS OF THE PARTIES.

5.1.	Each of the Acquired Fund and the Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of fund shares, and regular and customary periodic dividends and distributions.

5.2.	The Trust on behalf of the Acquired Fund will call a meeting of the Acquired Fund Shareholders as soon as practicable after the date of filing the Registration Statement to be held prior to the Closing Date to consider and act upon this Agreement, including the sale of all of its assets to, and the assumption of all of its liabilities by, the Acquiring Fund as herein provided, and authorizing the liquidation of the Acquired Fund. The Trust on behalf of the Acquired Fund will take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.	In connection with the Acquired Fund Shareholders’ meeting referred to in Section 5.2, the Trust on behalf of the Acquiring Fund and the Acquired Fund will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which the Trust will file for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

5.4.	The Acquired Fund and the Acquiring Fund will cooperate with each other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus/Proxy Statement. Without limiting the foregoing, the Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

5.5.	As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits and capital loss carryovers of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by PricewaterhouseCoopers LLP and certified by the Trust’s President and Treasurer.

5.6.	The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7.	The Acquired Fund agrees that the liquidation of the Acquired Fund will be effected in the manner provided in the Declaration of Trust and Bylaws in accordance with applicable law, and that on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed on its behalf by the Trust’s President or any Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.	The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Date, certified on the Acquired Fund’s behalf by the Trust’s President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since June 30, 2009.

6.3.	The assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of limitations contained in the Declaration of Trust or of investment restrictions disclosed in the Acquiring Fund Prospectus in effect on the Closing Date, may not properly acquire, and as of the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to ensure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act.

6.4.	All proceedings taken by the Acquired Fund in connection with the transactions contemplated by this Agreement and all material documents related thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund.

6.5.	The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.

6.6.	The Trust, on behalf of the Acquired Fund, prior to the Closing Date, shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund Shareholders (i) all of the Acquired Fund’s investment company taxable income as defined in Section 852 of the Code, and (ii) all of the excess, if any, of (x) the Acquired Fund’s investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171 of the Code (in each case computed without regard to any deduction for dividends paid), as well as (iii) all of the Acquired Fund’s net capital gain realized (after reduction by any capital loss carryover), in each case for both the current taxable year (that will end on the Closing Date) and, if necessary to meet the distribution requirements for treatment as a regulated investment company under Subchapter M of the Code, and/or to eliminate any U.S. federal income tax liability of the Acquired Fund for the immediately preceding taxable year, the immediately preceding taxable year.

6.7.	The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

6.8.	The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund’s transfer agent (i) the originals or true copies of all of the records of the Acquired Fund in the possession of the Acquired Fund’s transfer agent as of the Closing Date, (ii) a record specifying the number of Acquired Fund Shares outstanding as of the Valuation Date and (iii) a record specifying the name and address of each holder of record of any Acquired Fund Shares and the number of Acquired Fund Shares held of record by each such shareholder as of the Valuation Date. The Acquired Fund’s transfer agent shall also have provided the Acquiring Fund with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.

6.9.	All of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any review of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or its counsel to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

6.10.	The Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Acquired Fund, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	This Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund, and assuming the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of the Trust and the Acquired Fund enforceable against the Trust and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(b)	The Acquired Fund has the power as a series of a business trust to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

(c)	The execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund did not, and the performance by the Trust and the Acquired Fund of their obligations hereunder will not, violate the Declaration of Trust or Bylaws, or any provision of any material agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement, judgment or decree to which the Trust or the Acquired Fund is a party or by which it is bound.

(d)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained.

(e)	Such counsel does not know of any legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in Section 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required.

(f)	The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.	The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed on their behalf by the Trust’s President or any Vice President and its Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.	The Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an assumption of liabilities agreement dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement.

7.3.	All proceedings taken by the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund.

7.4.	The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Trust, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Ropes & Gray LLP appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquired Fund, to the following effect:

(a)	This Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Acquired Fund, is the valid and binding obligation of the Trust and the Acquiring Fund enforceable against the Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(b)	The execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund did not, and the performance by the Trust and the Acquiring Fund of their obligations hereunder will not, violate the Declaration of Trust or Bylaws, or any provision of any material agreement known to such counsel to which the Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement, judgment, or decree to which the Trust or the Acquiring Fund is a party or by which it is bound.

(c)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained.

(d)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in Section 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required.

(e)	The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act.

(f)	Assuming that a consideration not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and fully paid and, except as set forth in the Acquiring Fund Prospectus, nonassessable shares of beneficial interest in the Acquiring Fund.

(g)	The Registration Statement has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.

The respective obligations of the Trust, the Acquiring Fund, and the Acquired Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement shall have been approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Acquired Fund in the manner required by the Declaration of Trust, Bylaws and applicable law, and the parties shall have received reasonable evidence of such approval.

8.2.	On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Trust, the Acquired Fund, or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4.	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	The Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, although the matter is not free from doubt, on the basis of existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules, and court decisions, all as in force as of the date of the opinion, for federal income tax purposes:

(a)	The Reorganization [will] constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund [will] each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	Under Sections 361 and 357(a) of the Code, no gain or loss [will] be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to Acquired Fund Shareholders in liquidation, as contemplated in Section 1 hereof;

(c)	Under Section 354 of the Code, no gain or loss [will] be recognized by Acquired Fund Shareholders on the distribution of Acquiring Fund Shares to them in exchange for their Acquired Fund Shares;

(d)	Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares that Acquired Fund Shareholders receive in exchange for their Acquired Fund Shares [will] be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(e)	Under Section 1223(1) of the Code, the holding period of the Acquired Fund Shareholders for the Acquiring Fund Shares received pursuant to this Agreement [will] be determined by including the holding period of the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholders held the Acquired Fund Shares as a capital asset on the date of the exchange;

(f)	Under Section 1032 of the Code, no gain or loss [will] be recognized by the Acquiring Fund upon the receipt of the assets transferred to it pursuant to this Agreement in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

(g)	Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the Acquired Fund [will] be the same as the Acquired Fund’s tax basis in such assets immediately prior to such exchange;

(h)	Under Section 1223(2) of the Code, the Acquiring Fund’s holding period in such assets [will] include the Acquired Fund’s holding period in such assets; and

(i)	Under Section 381 of the Code, the Acquiring Fund [will] succeed to the capital loss carryovers of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.6.	At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Section 8.1) may be waived by the Board of Trustees of the Trust, if, in the judgment of the Board of Trustees of the Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the interests of the shareholders of the Acquiring Fund.

9.	BROKERAGE FEES; EXPENSES.

9.1.	Each of the Trust, the Acquired Fund, and the Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

9.2.	All of the fees and expenses of the transaction, including without limitation, printing and mailing of proxies, solicitation of proxies and tabulation of votes of the Acquired Fund Shareholders, accounting, legal and custodial expenses shall be allocated between the Acquired Fund and the Acquiring Fund based on the expected relative benefits of the Reorganization to each Fund’s shareholders.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.	This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and may not be changed except by a letter of agreement signed by each party hereto.

10.2.	The representations, warranties and covenants contained in this Agreement or in any other document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.	TERMINATION

11.1.	This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund, prior to the Closing Date.

11.2.	In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	With respect to a termination by the Acquired Fund, of a material breach by the Acquiring Fund of any representation, warranty, covenant or agreement contained herein to be performed by the Acquiring Fund at or prior to the Closing Date; or with respect to a termination by the Acquiring Fund, of a material breach by the Acquired Fund of any representation, warranty, covenant or agreement herein to be performed by the Acquired Fund at or prior to the Closing Date;

(b)	A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c)	Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

11.3.	If the transactions contemplated by this Agreement have not been substantially completed by March 31, 2010, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.

11.4.	If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

11.5.	In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that Sections 9, 11.4, 14 and 15 shall survive any termination of this Agreement.

12.	TRANSFER TAXES.

Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

13.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be agreed upon in writing by the authorized officers of the Trust; provided, however, that following the shareholders’ meeting called by the Acquired Fund pursuant to Section 5.2 no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

14.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Trust, the Acquiring Fund or the Acquired Fund at 388 Market Street, Suite 1700, San Francisco, California 94111, Attn: Terry R. Otton, President.

15.	MISCELLANEOUS.

15.1.	The article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5.	A copy of the Declaration of Trust dated May 18, 2006, to which reference is hereby made is on file at the office of the Secretary of The Commonwealth of Massachusetts and elsewhere as required by law. This Agreement was executed or made by or on behalf of the Trust and the Acquiring Fund by the Trustees or officers of the Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquiring Fund individually but are binding only upon the assets and property of the Trust or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, a Vice President or Treasurer.

RS VARIABLE PRODUCTS TRUST On behalf of RS Large Cap Alpha VIP Series

By:
Name: Terry R. Otton
Title: President

RS VARIABLE PRODUCTS TRUST On behalf of RS Large Cap Value VIP Series

By:
Name: Terry R. Otton
Title: President

[Signature Page – Agreement & Plan of Reorganization]

APPENDIX B

Additional Information

Relating to RS Large Cap Value VIP Series and RS Large Cap Alpha VIP Series

Principal Risks; Additional Information About Investment Strategies and Risks

The value of your investment in a Series changes with the values of the Series’ investments. Many factors can affect those values. The factors that the Series’ adviser or sub-adviser believes are most likely to have a material effect on the Series’ portfolio as a whole are called “principal risks.” The principal risks of the Series are identified in the Prospectus/Proxy Statement and in the chart below, and are described in this section. Risks not marked for a particular Series may, however, still apply to some extent to that Series at various times. In addition, each Series may be subject to additional risks other than those described below and in the following pages because the types of investments made by each Series can change over time. The “Investments and Risks” section in the Statement of Additional Information relating to this Prospectus/Proxy Statement includes more information about the Series, their investments, and the related risks.

There is no guarantee that a Series will achieve its objective, and you may lose money by investing in a Series. In the sections that follow, more detail is provided about the Series’ principal risks and about circumstances that could adversely affect the value of shares of a Series or its total return.

	RS Large Cap Value VIP Series	RS Large Cap Alpha VIP Series
Cash Position Risk	X	X
Debt Securities Risk		X
Derivatives Risk	X
Equity Securities Risk	X	X
Foreign Securities Risk	X	X
Investment Style Risk	X	X
Liquidity Risk	X	X
Natural Resources Risk		X
Overweighting Risk	X	X
Portfolio Turnover Risk		X
Underweighting Risk	X	X

The analysis of an investment by a Series’ investment adviser or sub-adviser, RS Investments or UBS Global AM, as applicable (each an “Adviser”) can be incorrect and its selection of investments can lead to a Series’ underperforming other funds with similar investment strategies. The adviser may not properly ascertain the appropriate mix of securities for any particular economic cycle.

Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of a Series. The performance of an investment in certain types of securities may be more dependent on the adviser’s analysis than would be the case for other types of securities.

The Series’ investment strategies and portfolio investments may differ from those of most other equity mutual funds. Each Series’ Adviser aggressively seeks to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. The Adviser may devote more of a Series’ assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for the Series that would be inappropriate for other mutual funds. This approach to investing may make a Series a more volatile investment than other mutual funds and cause the Series to perform less favorably than other mutual funds under similar market or economic conditions. A Series may hold a substantial portion of its assets in cash or cash equivalents.

The Trustees of RS Variable Products Trust (the “Trust”) may change the investment objective and the policies of a Series without a vote of the shareholders unless otherwise specifically stated.

Cash Position Risk

A Series may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. A Series’ Adviser will determine the amount of the Series’ assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of a Series’ assets invested in cash and cash equivalents may at times exceed 25% of a Series’ net assets. To the extent that a Series holds assets in cash and otherwise uninvested, the ability of the Series to meet its objective may be limited.

Debt Securities Risk

The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent a Series’ income is based on short-term interest rates that fluctuate over short periods of time, income received by a Series may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in a Series having to reinvest proceeds in other investments at a lower interest rate.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

Derivatives Risk

Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. A Series’ use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect a Series’ Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when a Series invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Series will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of a Series’ counterparty to perform its obligations under the transaction. A Series may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Series. A liquid secondary market may not always exist for a Series’ derivative positions at any time. Use of derivatives may increase the amount and timing of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Series’ performance, it may instead reduce returns and increase volatility. See the Statement of Additional Information relating to this Prospectus/Proxy Statement for more information.

Equity Securities Risk

The market prices of equity securities owned by a Series may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services.

The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A Series may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that a Series’ portfolio manager views as unfavorable for equity securities.

A Series may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). If a Series’ Adviser believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Series will invest in the IPO, even if the security is one in which the Series might not typically otherwise invest. It is possible, however, that a Series will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to a Series at all times, and a Series may not always invest in IPOs offered to it. For example, a Series may not invest in an IPO if such an offering does not meet the specific investment criteria of a Series. (In a case such as that described above, where a Series’ Adviser believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that a Series would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on a Series’ investment performance. A Series’ investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when a Series makes more-limited, or no, investments in IPOs.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Series’ assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Series’ investments in certain foreign countries. A Series may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on a Series.

Investment Style Risk

Different types of securities such as growth style or value style securities tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Series’ performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of a Series to dispose of such securities at advantageous prices may be greatly limited, and the Series may have to continue to hold such securities during periods when the Series’ Adviser would otherwise have sold them. Some securities held by a Series may be restricted as to resale, and there is often no ready market for such securities. In addition, a Series, by itself or together with other accounts managed by a Series’ Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by a Series may be substantially less than if the Series had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ net asset value.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Overweighting Risk

Overweighting investments in an industry or group of industries increases the risk that a Series will suffer a greater loss because of declines in the prices of stocks in that industry or group of industries. Price declines may result from factors that affect a particular industry or group of industries, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

Portfolio Turnover Risk

The length of time a Series has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Series is known as “portfolio turnover.” Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Series, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the annual operating expenses of a Series but do have the effect of reducing the Series’ investment return.

Underweighting Risk

If a Series underweights its investment in an industry or group of industries in relation to the Series’ benchmark, the Series will participate in any general increase in the value of companies in that industry group of industries less than if it had invested more of its assets in that industry group of industries.

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the previous section, the Series may at times use the strategies and techniques described in this section, which involve certain special risks. This Prospectus/Proxy Statement does not attempt to describe all of the various investment techniques and types of securities that an Adviser might use in managing a Series. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser. Please see “Investments and Risks” in the Statement of Additional Information relating to this Prospectus/Proxy Statement for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Series.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Series may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

The Series may borrow money for temporary emergency purposes or to facilitate redemptions. When a Series borrows for any purpose, it will typically segregate on the books of its custodian assets equal to the amount of its repayment obligation.

Convertible Securities

The Series may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risk of investing in debt securities and also to the risk of investing in equity securities.

Defensive Strategies

At times, a Series’ Adviser may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, a Series may hold assets in cash and cash equivalents and in other investments that the Series’ Adviser believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Exchange-traded Index Securities

The Series may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information relating to this Prospectus/Proxy Statement. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and the Series must bear those expenses in addition to its own Series expenses. A Series may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

Financial Futures Contracts

The Series may enter into financial futures contracts, in which a Series agrees to buy or sell certain financial instruments on a specified future date at a specified price or level of interest rate. A Series may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If a Series’ Adviser misjudges the direction of interest rates, markets, or foreign exchange rates, the overall performance of the Series could suffer. The risk of loss could be far greater than the investment made, because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact, favorable or unfavorable.

Forward Foreign-currency Exchange Contracts

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of the investment adviser to predict how the U.S. dollar will fare against the foreign currency, and on the ability of a Series’ counterparty to perform its obligation. A Series may use these contracts to expedite the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described in this Prospectus/Proxy Statement under Liquidity Risk. The Statement of Additional Information relating to this Prospectus/Proxy Statement sets out the upper limit for the Series’ investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by a Series as liquid. If a Series’ Adviser determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information relating to this Prospectus/Proxy Statement. Similarly, the Series typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Master Limited Partnerships

The Series may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in several properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of industries, or in credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Series when it invests in an MLP) are not involved in the day-to-day management of the partnership. A Series also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The Series may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

Options

The Series may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreign currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. A Series may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if a Series’ Adviser misjudges the direction of the market for a security, the Series could lose money by using options — more money than it would have lost by investing directly in the security.

REITs

The Series may invest in real estate investment trusts (“REITs”). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments.

Repurchase Agreements

The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to a Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in a Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ net asset value per share; in addition, a substantial reduction in the size of a Series may make it difficult for the Series’ Adviser to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of a Series’ portfolio securities might be adversely affected if one or more other investment accounts managed by an Adviser in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Series may lend their portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. A Series generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of a Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Other

New financial products and risk management techniques continue to be developed. The Series may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus/Proxy Statement will apply at the time of investment (excluding investments in illiquid securities) and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.) The Series’ policy to invest at least 80% of their net assets in companies considered by its Adviser at the time to be large-cap companies may be changed by the Trustees upon at least 60 days prior written notice to shareholders. References in the discussion of a Series’ investment policies to 80% of the Series’ net assets refer to that percentage of the aggregate of the Series’ net assets and the amount, if any, of borrowings by the Series for investment purposes.

Management of the Series

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for each Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $10.2 billion in assets as of December 31, 2008. Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) serves as investment subadviser for the RS Large Cap Value VIP Series. UBS Global AM is a Delaware corporation and an investment management firm, located at One North Wacker Drive, Chicago, IL 60606. UBS Global AM, a wholly owned indirect subsidiary of UBS AG, is a member of the UBS Global Asset Management business group of UBS AG. UBS AG is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.

Subject to such policies as the Trustees may determine, UBS Global AM provides a continuing investment program for RS Large Cap Value VIP Series and makes investment decisions on its behalf, subject to the general oversight of RS Investments. UBS Global AM is responsible for the day-to-day investment management of RS Large Cap Value VIP Series, which includes placing all orders for purchases and sales of the Series’ investments, choosing broker-dealers (including broker-dealers that may be affiliated with UBS Global AM), and negotiating commissions. In selecting broker-dealers, UBS Global AM may consider research and brokerage services furnished to it and its affiliates. The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees’ fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for RS Large Cap Alpha VIP Series and makes investment decisions on its behalf. The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees’ fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

RS Investments places all orders for purchases and sales of RS Large Cap Alpha VIP Series’ investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments, UBS Global AM, or their affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than the Series.

Advisor Fees Paid

(as a percentage of each Series’ average net assets)

Series	Advisory Fees Paid[1]
RS Large Cap Value VIP Series	0.78%
RS Large Cap Alpha VIP Series	0.50%

1.	Advisory Fees Paid reflect the effects of any expense limitations and fee waivers in effect during the year.

The table above sets forth the advisory fees paid by each Series during the fiscal year ended December 31, 2008.

A discussion regarding the bases for the Board of Trustees’ most recent approval of the investment advisory agreement for the Series is available in the Series’ most recent Annual Report to Shareholders.

Portfolio Managers

For RS Large Cap Value VIP Series:

Thomas M. Cole, CFA has been a member of the investment management team of RS Large Cap Value VIP Series since its inception.* Thomas is the director of research for the Series’ investment team, responsible for overseeing the analyst team that provides the investment research on the large-cap markets that is used in making the security selections for the Series’ portfolio.

Thomas is head of research-North American equities and a managing director at UBS Global AM, where he has been an investment professional since 1995. He received a B.B.A. and an M.B.A. from the University of Wisconsin. He is a CFA Charterholder.

Thomas Digenan, CFA has been a member of the investment management team of RS Large Cap Value VIP Series since its inception.* Thomas, together with Scott Hazen, is the primary strategist for the investment team, responsible for providing cross-industry assessments and risk management assessments for portfolio construction for the Series. Thomas has been a North American equity strategist at UBS Global AM since 2001 and is an executive director at UBS Global AM. Prior to joining UBS Global AM in 1993, he was a senior manager in the tax department at KPMG Peat Marwick. Thomas earned a B.S. at Marquette University and an M.S.T. from DePaul University. He is a CFA Charterholder.

Scott Hazen, CFA has been a member of the investment management team of RS Large Cap Value VIP Series since 2004.* Scott, together with Thomas Digenan, is the primary strategist for the investment team, responsible for providing cross-industry assessments and risk management assessments for portfolio construction for the Series. Scott has been a North American equity strategist at UBS Global AM since 2004 and is an executive director at UBS Global AM. From 1992 to 2004, Scott was a client service and relationship management professional with UBS Global AM. He earned a B.B.A. from the University of Notre Dame and an M.B.A. from the University of Chicago. He is a CFA Charterholder.

John Leonard, CFA has been a member of the investment management team of RS Large Cap Value VIP Series since its inception.* John serves as the head of the Series’ investment team and is responsible for overseeing the other members of the team, leading the portfolio construction process and reviewing the overall composition of the Series’ portfolio to ensure compliance with its stated investment objective and strategies. John is the head of North American equities and the deputy global head of equities at UBS Global AM. He is also a managing director of UBS Global AM and has been an investment professional with UBS Global AM since 1991. Prior to joining UBS Global AM in 1991, John worked as an investment manager at a real estate management company. He holds an A.B. from Dartmouth College and an M.B.A. from the University of Chicago. He is a CFA Charterholder.

*	Includes service as a co-portfolio manager of RS Large Cap Value VIP Series’ Predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Series.

For RS Large Cap Alpha VIP Series:

MacKenzie B. Davis, CFA is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of RS Large Cap Alpha VIP Series since May 2009. Prior to joining RS Investments in 2004 as an analyst on the RS Value Team, MacKenzie spent four years as a high-yield analyst at Fidelity Management & Research Company, covering technology, telecommunications, industrial and energy issuers. Previously, he was a vice president at Fidelity Capital Markets, focusing on origination and financial engineering initiatives. He was also an analyst at Goldman Sachs & Company. MacKenzie holds an A.B. from Brown University in mathematical economics and modern American history. MacKenzie is a CFA Charterholder.

David J. Kelley is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of RS Large Cap Alpha VIP Series since May 2009. Prior to joining RS Investments in 2002 as an analyst on the RS Value Team, David was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. David earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

Joseph Mainelli is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of RS Large Cap Alpha VIP Series since May 2009. He also co-manages separate accounts. Prior to joining RS Investments in 2007 as an analyst in the RS Value Team, he was an equity research analyst focusing on small- and mid-cap value investments at David J. Greene & Company for three years. Prior to that, he was an equity research analyst at the hedge funds of Sagamore Hill Capital and ING Furman Selz Asset Management. Joe holds a B.A. in anthropology from Princeton University and an M.B.A. from Columbia Business School.

Andrew P. Pilara, Jr. is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of RS Large Cap Alpha VIP Series since May 2009. He also manages separate accounts. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than 30 years, with experience in portfolio management, research, trading, and sales. Andy holds a B.A. in economics from Saint Mary’s College.

Kenneth L. Settles Jr., CFA is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of RS Large Cap Alpha VIP Series since May 2009. Prior to joining the RS Investments in 2006, he was a senior energy analyst at Neuberger Berman, LLC for seven years where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, Ken spent three years at Salomon Smith Barney, Inc., where he was a financial analyst. Ken holds a B.A. in economics from Williams College. Ken is a CFA Charterholder.

Joseph A. Wolf is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of RS Large Cap Alpha VIP Series since May 2009. He also co-manages separate accounts. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Joe holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

The Statement of Additional Information relating to this Prospectus/Proxy Statement provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Series. For information about how to receive a copy of the Statement of Additional Information relating to this Prospectus/Proxy Statement, please see the cover of the Prospectus/Proxy Statement to which this Appendix is attached.

Buying and Selling Series Shares

All purchases and redemptions of Series shares are made by a separate account of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), which owns the Series’ shares. Holders of GIAC’s variable annuity and variable life insurance contracts seeking to buy or sell interests in the Series’ shares should consult with GIAC. GIAC buys and sells Class I shares based on premium allocation, transfer, withdrawal, and surrender instructions made by holders of GIAC variable annuity and variable life insurance contracts. The Series sell and redeem shares to and from the GIAC separate accounts at the net asset value (“NAV”) next determined after the separate account’s purchase or redemption order is accepted by GIAC on behalf of the Series.

Each Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC; and in any event, the Series will make payment within seven days after it receives an order from GIAC. The Series may refuse to redeem shares or may postpone payment of proceeds during any period when:

•	trading on the New York Stock Exchange (“NYSE”) is restricted;

•	The NYSE is closed for other than weekends and holidays;

•	an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•	permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer, and withdrawal provisions of your annuity or policy.

How Shares Are Priced

The Series calculate the NAV of each of their classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Series will not price their shares on days when the NYSE is closed. The Series values their portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sales price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Series value securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. If a Series’ assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Series’ NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Series invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

All assets and liabilities of the Series denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which a Series may invest may trade on days when the Series does not price its shares, the NAV of the Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. The Series may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust’s Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Series’ investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine the Series’ NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Series.

Fair value pricing may also be used for other securities when their prices become stale due to a lack of trading activity or are determined for other reasons not to reflect their fair values accurately.

Frequent Purchases and Redemptions

Risks of Excessive Short-term Trading

Excessive trading can hurt the Series’ performance, operations, and shareholders. Excessive trading may disrupt portfolio management of a Series and create transaction and other administrative costs that are borne by all shareholders. The Series discourage, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of its shares to the extent the Trust believes that such trading is harmful to investors, although the Series will not necessarily be able to prevent all such frequent trading in its shares.

To the extent that the Series invest in foreign securities, it is at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Series calculate their net asset value (usually 4:00 p.m. eastern time). Market timers who employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Series’ performance and increase trading costs as well as dilute the interests of other investors.

Series Policies and Procedures

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of the Series’ shares. The Series discourage, and does not knowingly accommodate, excessive short-term trading. RS Investments monitors aggregate cash flows to and from the insurance company separate accounts that invest in the Series. If high cash flows relative to the size of an account or other available information indicate that excessive short-term trading may be taking place in a particular account, RS Investments will contact GIAC and seek to have GIAC enforce the separate account’s policies on excessive short-term trading. GIAC has adopted limits on transfers by contractowners to attempt to address the potential for excessive short-term trading. For more information about any other restrictions that GIAC may impose on contractowners, please see the relevant prospectus of the separate account of the specific insurance product that accompanies this prospectus and the applicable insurance contract.

While the Series will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Series’ ability to detect harmful trading activity may also be limited by operational and technological limitations and the fact that all purchase, redemption, and exchange orders are received from GIAC. It may be difficult for the Series to identify the underlying contractowners or to determine whether any account activity is attributable to one or more specific contractowners. The Series intend to apply any restrictions uniformly to all contractowners that are detected as excessive traders.

The Series also have adopted fair valuation procedures, which also may be effective in seeking to prevent market timing, although the Series cannot ensure that all instances of market timing will be prevented by such procedures.

The Series may revise their policies and procedures at their sole discretion at any time, and without prior notice to investors or contractowners, as it deems necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements. In addition, the Series reserves the right, in their discretion for any reason or for no reason, to reject any purchase, in whole or in part.

Dividends, Distributions, and Taxes

Net investment income and net capital gains that are distributed to separate accounts by a Series are reinvested in additional shares of the Series at NAV unless the Series is informed by the GIAC separate account that the distribution should be paid out in cash. The Series intend to distribute substantially all of their net investment income typically at least once each year and any net capital gains once each year.

The Series intend to elect to be treated and qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. As a qualified regulated investment company, the Series are generally not subject to federal income tax on its net investment income (including any net capital gains) that it distributes to shareholders. The GIAC separate account is the shareholder for these purposes. The Series intend to distribute substantially all such income and gains.

In order for holders of variable annuity and variable life insurance contracts whose contracts have an interest in Series shares to receive favorable tax treatment, the GIAC separate accounts that invest in the Series, as well as the Series, must meet certain diversification requirements. The Series intend to comply with these requirements. If the Series do not meet such requirements, income allocable to the contracts will be taxable currently to the contractowners as ordinary income.

In addition, if contractowners have an impermissible level of control over the investments underlying their contracts, it is possible that a contractowner, rather than the insurance company, will be treated as the owner of the assets of the separate account, with the effect that income and gains produced by those assets would be currently included in the contractowner’s gross income. Please see the Statement of Additional Information relating to this Prospectus/Proxy Statement for more information regarding the tax treatment of the Series.

Investment income received by the Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as a Series) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC’s variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring, or withdrawing money held under a GIAC variable contract to or from the Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series have established a policy with respect to the disclosure of the Series’ portfolio holdings. A description of this policy is provided in the Statement of Additional Information relating to this Prospectus/Proxy Statement (which may be obtained as described on the cover of this Prospectus/Proxy Statement). In addition, the following information is generally available to you on the GIS Web site www.guardianinvestor.com.

Information	Approximate Date of Posting to Web Site
The Series’ top 10 securities holdings and other portfolio statistics as of each quarter’s end	30 days after quarter-end
The Series’ full securities holdings as of each quarter’s end	60 days after quarter-end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information About the Series

The Series issue and sell their shares to separate accounts of GIAC (the “Separate Accounts”). The Separate Accounts hold shares of mutual funds, including the Series, that fund benefits under variable annuity contracts or variable life insurance policies issued by GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Series, as the owner of the assets held in the Separate Accounts, GIAC is the shareholder of the Series and is entitled to vote its shares of the Series. However, GIAC has informed the Series that it votes outstanding shares of the Series in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Series. GIAC will vote the Series’ shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Series’ shares that it owns directly due to its contributions or accumulations in the Separate Accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions. As a result of the proportional voting described here, a small number of shareholders may determine the outcome of a shareholder vote.

For a shareholder meeting to go forward with respect to the Series, there must be a quorum. This means that at least 40% of the Series’ shares entitled to vote on the proposal must be represented at the meeting either in person or by proxy. Because GIAC is the only shareholder of the Series, its presence at the meeting in person or by proxy will meet the quorum requirement for the Series.

The Series do not currently foresee any disadvantages to contractowners arising from the fact that the Series offer shares to both variable annuity contract and variable life insurance policy separate accounts. The Board of Trustees monitors events to ensure that there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

Financial Highlights

The “Financial Highlights” table below is intended to help you understand the Series’ financial performance for the past five fiscal years, based on the financial information of the Series and, for periods prior to October 9, 2006, their Predecessor Funds. Certain information reflects financial results for a single Series’ share. “Total Return” in the table represents the rate at which an investor would have made or lost money on an investment in the Series (assuming the reinvestment of all dividends and distributions). Except where noted, the financial highlights for each of the years after December 31, 2005 have been audited by the Series’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”). The financial highlights for each of the years through December 31, 2005 have been audited by the Predecessor Funds’ independent registered public accounting firm. PwC’s report, along with the Series’ financial statements, is included in the Series’ annual report, which is available on request, or online at www.guardianinvestor.com.

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Large Cap Value VIP Series:
Six Months Ended 6/30/09[1]	$6.90	$0.06	$0.01	$0.07	$—	$—	$—
Year ended 12/31/2008	12.60	0.22	(5.32)	(5.10)	(0.22)	$(0.38)	$(0.60)
Year ended 12/31/2007	13.72	0.19	(0.15)	0.04	(0.20)	(0.96)	(1.16)
Year ended 12/31/2006	12.47	0.16	2.07	2.23	(0.15)	(0.83)	(0.98)
Year ended 12/31/2005	13.35	0.19	1.09	1.28	(0.19)	(1.97)	(2.16)
Year ended 12/31/2004	12.82	0.14	1.57	1.71	(0.14)	(1.04)	(1.18)
RS Large Cap Alpha VIP Series:
Six Months Ended 6/30/09[1]	$26.60	$0.18	$0.71	$0.89	$—	$—	$—
Year ended 12/31/2008	38.43	0.46	(11.85)	(11.39)	(0.44)	—	(0.44)
Year ended 12/31/2007	33.67	0.36	4.75	5.11	(0.35)	—	(0.35)
Year ended 12/31/2006	29.29	0.39	4.59	4.98	(0.60)	—	(0.60)
Year ended 12/31/2005	28.42	0.50	0.70	1.20	(0.33)	—	(0.33)
Year ended 12/31/2004	27.30	0.39	1.23	1.62	(0.50)	—	(0.50)

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$6.97	1.01%	$29,423	0.98%	1.08%	1.84%	1.74%	30%
6.90	(40.26)%	30,545	0.95%	0.95%	1.75%	1.75%	56%
12.60	0.36%	64,736	0.98%	0.98%	1.30%	1.30%	34%
13.72	18.29%	70,632	0.98%	0.99%	1.23%	1.22%	41%
12.47	9.63%	58,104	1.02%	1.02%	1.21%	1.21%	40%
13.35	13.74%	73,895	0.97%	0.97%	1.12%	1.12%	41%

$27.49	3.35%	$706,740	0.57%	0.59%	1.45%	1.43%	113%
26.60	(29.62)%	668,245	0.56%	0.56%	1.25%	1.25%	44%
38.43	15.19%	1,082,788	0.57%	0.57%	0.93%	0.93%	60%
33.67	17.26%	1,048,865	0.57%	0.57%	1.17%	1.17%	85%
29.29	4.30%	1,035,234	0.56%	0.56%	1.67%	1.67%	103%
28.42	6.00%	1,261,203	0.54%	0.54%	1.29%	1.29%	76%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Unaudited. Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net ratio of expenses to average net assets and net ratio of net investment income to average net assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

Preliminary statement of additional information dated September 11, 2009

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

RS VARIABLE PRODUCTS TRUST

RS LARGE CAP ALPHA VIP SERIES

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

[•], 2009

This Statement of Additional Information (the “Merger SAI”) relates to the proposed reorganization (the “Reorganization”) of RS Large Cap Value VIP Series (the “Value Series”), a series of RS Variable Products Trust (the “Trust”), into RS Large Cap Alpha VIP Series (the “Alpha Series”), another series of the Trust (each of the Value Series and the Alpha Series is referred to sometimes herein as a “Series” and, collectively, they are sometimes referred to herein as the “Series”).

This Merger SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated [•], 2009 (the “Prospectus/Proxy Statement”) of the Alpha Series.

This Merger SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to RS Variable Products Trust at 388 Market Street, San Francisco, California 94111, or by calling 1-[800-221-3253].

I. Additional Information about the Alpha Series and the Value Series.

This Merger SAI is accompanied by the Statement of Additional Information of the Trust dated May 1, 2009 (the “Trust SAI”), which has been filed with the Securities and Exchange Commission. The information regarding the Alpha Series and the Value Series contained in the Trust SAI is hereby incorporated by reference into this Merger SAI.

II. Financial Statements.

A.	Annual and Semi - Annual Reports

This SAI is accompanied by the Annual Reports to Shareholders of each of the Value Series and Alpha Series for the year ended December 31, 2008 (the “Annual Reports”), as well as the Semi-Annual Reports to Shareholders of each of the Value Series and the Alpha Series for the six months ended June 30, 2009 (the “Semi-Annual Reports”). The Annual Reports contain historical financial information regarding the Value Series and the Alpha Series. The Annual Reports, including the reports of PricewaterhouseCoopers LLP contained therein, have been filed with the Securities and Exchange Commission on Form N-CSR on March 6, 2009 (File No. 811-21922; Accession No. 0001193125-09-047102), and the audited financial statements relating to the Value Series and the Alpha Series and such reports of PricewaterhouseCoopers LLP included in the Annual Reports are incorporated herein by reference. The Semi-Annual Reports have been filed with the Securities and Exchange Commission on Form N-CSR on September 1, 2009 (File No. 811-21922; Accession No. 0001193125-09-185280), and the unaudited financial statements relating to the Value Series and the Alpha Series included in the Semi-Annual Reports are incorporated herein by reference.

B.	Unaudited Pro Forma Combining Financial Statements

Pro forma financial statements are not included since the net asset value of Value Series does not exceed ten percent of the net asset value the Alpha Series.

RS VARIABLE PRODUCTS TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS OF

RS LARGE CAP VALUE VIP SERIES

[MEETING DATE], 2009

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Proxy Statement is available at www.proxyweb.com

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned, revoking any previously executed proxies, hereby appoints Terry R. Otton, Benjamin L. Douglas, and James E. Klescewski as proxies, each with full power of substitution, and hereby authorizes each of them singly to represent and to vote all shares of the RS Large Cap Value VIP Series held of record by the undersigned on [RECORD DATE], 2009 on the proposal specified on the reverse side and upon any other business that may properly come before the Meeting of Shareholders to be held at 388 Market Street, San Francisco, California 94111 on [MEETING DATE], 2009 at 9 a.m. Pacific time and at any adjournments thereof.

Receipt of the Notice of the Meeting and accompanying Prospectus/Proxy Statement which describes the matters to be considered and voted on is hereby acknowledged.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted in favor of the proposal.

Please sign, date and return promptly in
the enclosed postage-paid envelope.

Date , 2009

Signature(s) and, if applicable, Title(s)        (Sign in the Box)

Please sign exactly as your name(s) appear(s) on your account and this proxy card. When signing as attorney-in-fact, executor, trustee, administrator, guardian or other capacity, please give full title. Corporate, partnership and trust owners should have this proxy signed by an authorized person, and that person’s title should be given.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.    ☒

PLEASE DO NOT USE FINE POINT PENS.

FOR	AGAINST	ABSTAIN

1.      Approval of the Agreement and Plan of Reorganization providing for the transfer of all of the assets of RS Large Cap Value VIP Series, a series of RS Variable Products Trust, to RS Large Cap Alpha VIP Series, another series of the Trust, in exchange for shares of RS Large Cap Alpha VIP Series and the assumption by RS Large Cap Alpha VIP Series of all of the liabilities of RS Large Cap Value VIP Series, and the distribution of such shares to the shareholders of RS Large Cap Value VIP Series in complete liquidation of RS Large Cap Value VIP Series, all as described in the attached Prospectus/Proxy Statement.

0	0	0

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Proxy Statement is available at www.proxyweb.com

THREE EASY WAYS TO PROVIDE YOUR VOTING INSTRUCTIONS
Read the Proxy Statement and have this card at hand.

TELEPHONE:	Call 1-888-221-0697 and follow the recorded instructions.
INTERNET:	Go to www.proxyweb.com and follow the on-line directions.
MAIL:	Vote, sign, date and return this card by mail.
If you vote by Telephone or Internet, you do not need to mail this card.

VOTING INSTRUCTION CARD

This Voting Instruction Card is solicited on behalf of The Guardian Insurance & Annuity Company, Inc.

The undersigned, revoking any previously executed voting instruction cards, hereby directs The Guardian Insurance & Annuity Company, Inc. (“GIAC”) to vote all shares of the RS Large Cap Value VIP Series in which the undersigned has an interest as a contract owner on [RECORD DATE], 2009 on the proposal specified on the reverse side at the Meeting of Shareholders to be held at 388 Market Street, San Francisco, California 94111 on [MEETING DATE], 2009 at 9 a.m. Pacific time and at any postponements or adjournments thereof. GIAC will vote the outstanding shares in accordance with all voting instructions for the Fund actually received from contract owners by the close of business on [DATE].

Receipt of the Notice of the Meeting and accompanying Prospectus/Proxy Statement which describes the matters to be considered and voted on is hereby acknowledged.

Please sign, date and return promptly in
the enclosed postage-paid envelope.

Date , 2009

Signature(s) and, if applicable, Title(s)        (Sign in the Box)

Please sign exactly as your name(s) appear(s) on your account and this proxy card. When signing as attorney-in-fact, executor, trustee, administrator, guardian or other capacity, please give full title. Corporate, partnership and trust owners should have this proxy signed by an authorized person, and that person’s title should be given.

Guardian VIC (sc)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.    ☒

PLEASE DO NOT USE FINE POINT PENS.

FOR	AGAINST	ABSTAIN

1.      Approval of the Agreement and Plan of Reorganization providing for the transfer of all of the assets of RS Large Cap Value VIP Series, a series of RS Variable Products Trust, to RS Large Cap Alpha VIP Series, another series of the Trust, in exchange for shares of RS Large Cap Alpha VIP Series and the assumption by RS Large Cap Alpha VIP Series of all of the liabilities of RS Large Cap Value VIP Series, and the distribution of such shares to the shareholders of RS Large Cap Value VIP Series in complete liquidation of RS Large Cap Value VIP Series, all as described in the attached Prospectus/Proxy Statement.

0	0	0

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Guardian VIC (sc)

RS VARIABLE PRODUCTS TRUST

FORM N-14

PART C

OTHER INFORMATION

Item 15.	INDEMNIFICATION

Under the terms of Registrant’s Agreement and Declaration of Trust, Article VII, Section 3, Registrant is required, subject to certain exceptions and limitations, to indemnify its trustees, officers and employees.

The Registrant, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Item 16.	EXHIBITS

(1)	Agreement and Declaration of Trust of the Registrant. /A/

(2)	(a)	By-Laws of the Registrant. /A/
	(b)	By-Laws of the Registrant as amended through November 7, 2007. /G/

(3)	Voting trust agreement affecting more than 5% of any class of equity securities – None.

(4)	Form of Agreement and Plan of Reorganization – filed as Appendix A to Part A hereof.

(5)	(a)	Portions of Agreement and Declaration of Trust Pertaining to Shareholders’ Rights. /A/

	(b)	Portions of By-Laws Pertaining to Shareholders’ Rights. /A/

(6)	(a)	(i) Form of Investment Advisory Agreement between RS Investment Management Co. LLC and Registrant. /A/

(ii) Amended Schedule 1 to Investment Advisory Agreement. /E/

	(b)	(i) Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investment Management Co. LLC and Guardian Investor Services LLC. /B/

(ii) Amendment to Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investment Management Co. LLC and Guardian Investor Services LLC. /F/

	(c)	Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investment Management Co. LLC and Guardian Baillie Gifford Limited. /B/

	(d)	(i) Sub-Advisory Contract between RS Investment Management Co. LLC and UBS Global Asset Management (Americas) Inc. /B/

(ii) Amended and Restated Exhibit A to Sub-Advisory Contract between RS Investment Management Co. LLC and UBS Global Asset Management (Americas) Inc. /E/

	(e)	Sub-Sub-Investment Advisory Agreement between Guardian Baillie Gifford Limited and Baillie Gifford Overseas Limited. /B/

(7)	(a)	Distribution Agreement between Guardian Investor Services LLC and Registrant. /D/

	(b)	Participation Agreement among RS Investment Management Co. LLC, Guardian Investor Services LLC, and The Guardian Insurance & Annuity Company, Inc. and Registrant. /E/

(8)	Bonus, profit-sharing or pension plans – None.

(9)	(a)	Master Custodian Agreement among State Street Bank and Trust Company, RS Investment Trust, and Registrant. /C/

	(b)	Amendment to Master Custodian Agreement. /E/

(10)	(a)	Distribution Plan pursuant to Rule 12b-1. /D/

	(b)	18f-3 Plan. /D/

(11)	Opinion and Consent of Counsel as to the legality of securities being registered – filed herewith.

(12)	Opinion and Consent of Counsel as to tax matters – to be filed by post-effective amendment.

(13)	(a)	Transfer Agency and Service Agreement between The Guardian Stock Fund, Inc. and State Street Bank and Trust Company, as amended from time to time, and Assignment and Assumption between The Guardian Variable Contracts Funds, Inc. (formerly known as The Guardian Stock Fund, Inc.) and the Registrant. /B/

	(b)	Transfer Agency and Service Agreement between Baillie Gifford International Fund, Inc. and State Street Bank and Trust Company, as amended from time to time, and Assignment and Assumption between GIAC Funds, Inc. (formerly known as Baillie Gifford International Fund, Inc.) and the Registrant. /B/

	(c)	Transfer Agency and Service Agreement between The Guardian Bond Fund, Inc. and State Street Bank and Trust Company, as amended from time to time, and Assignment and Assumption between The Guardian Bond Fund, Inc. and the Registrant. /B/

	(d)	Transfer Agency and Service Agreement between The Guardian Cash Fund, Inc. and State Street Bank and Trust Company, as amended from time to time and Assignment and Assumption between The Guardian Cash Fund, Inc. and the Registrant. /B/

	(e)	(i) Administration Agreement among the Registrant, RS Investment Trust, and State Street Bank and Trust Company. /D/

(ii) Amendment to Administration Agreement among the Registrant, RS Investment Trust, and State Street Bank and Trust Company. /E/

(14)	Consent of Independent Accountants – filed herewith.

(15)	Financial Statements omitted pursuant to Item 14(a)(1) – None.

(16)	Powers of Attorney – filed herewith.

(17)	(a)	Statement of Additional Information of the Registrant, dated May 1, 2009 – filed herewith.

	(b)	Annual Report of RS Large Cap Alpha VIP Series for the fiscal year ended December 31, 2008 – filed herewith.

	(c)	Annual Report of RS Large Cap Value VIP Series for the fiscal year ended December 31, 2008 – filed herewith.

	(d)	Semi-Annual Report of RS Large Cap Alpha VIP Series for the period ended June 30, 2009 – filed herewith.

(e)	Semi-Annual Report of RS Large Cap Value VIP Series for the period ended June 30, 2009 – filed herewith.

Incorporated by a reference to corresponding exhibits:

/A/	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2006. (Accession No. 0001104659-06-044939)

/B/	Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed on February 14, 2007. (Accession No. 0001104659-07-011306)

/C/	Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A filed on May 9, 2007. (Accession No. 0001104659-07-037671)

/D/	Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A filed on July 23, 2007. (Accession No. 0001104659-07-055268)

/E/	Incorporated by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A filed on February 29, 2008. (Accession No. 0001193125-08-043904)

/F/	Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed on May 1, 2008. (Accession No. 0001193125-08-097692)

/G/	Incorporated by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A filed on February 27, 2009. (Accession No. 0001193125-09-040768)

Item 17.	UNDERTAKINGS

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment of the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the city of San Francisco, and State of California, on the 11th day of September, 2009.

RS Variable Products Trust

By:	/s/ TERRY R. OTTON
Terry R. Otton
Title:	President and Principal Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ TERRY R. OTTON Terry R. Otton	Trustee, President and Principal Executive Officer	September 11, 2009

/s/ JAMES E. KLESCEWSKI* James E. Klescewski	Treasurer and Principal Financial and Accounting Officer	September 11, 2009

/s/ JUDSON BERGMAN* Judson Bergman	Trustee	September 11, 2009

/s/ KENNETH R. FITZSIMMONS, JR.* Kenneth R. Fitzsimmons, Jr.	Trustee	September 11, 2009

/s/ ANNE M. GOGGIN* Anne M. Goggin	Trustee	September 11, 2009

/s/ DENNIS J. MANNING* Dennis J. Manning	Trustee	September 11, 2009

/s/ CHRISTOPHER C. MELVIN* Christopher C. Melvin	Trustee	September 11, 2009

/s/ GLORIA S. NELUND* Gloria S. Nelund	Trustee	September 11, 2009

/s/ JOHN P. ROHAL* John P. Rohal	Trustee	September 11, 2009

* By:	/s/ BENJAMIN L. DOUGLAS
Benjamin L. Douglas
Attorney-in-Fact pursuant to the powers of attorney
filed herewith.

EXHIBIT INDEX

RS VARIABLE PRODUCTS TRUST

Exhibit No.	Title of Exhibit

(11)	Opinion and Consent of Counsel

(14)	Consent of Independent Accountants

(16)	Powers of Attorney

(17)(a)	Statement of Additional Information of RS Variable Products Trust

(17)(b)	Annual Report of RS Large Cap Alpha VIP Series

(17)(c)	Annual Report of RS Large Cap Value VIP Series

(17)(d)	Semi-Annual Report of RS Large Cap Alpha VIP Series

(17)(e)	Semi-Annual Report of RS Large Cap Value VIP Series